                                 SCHEDULE 14A
                                (RULE 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:
/ / Preliminary Proxy Statement              / / Confidential, for Use of the
/X/ Definitive Proxy Statement                   Commission Only (as permitted
/ / Definitive Additional Materials              by Rule 14a-6(e)(2))
/ / Soliciting Material Pursuant to
    Rule 14a-11(c) or Rule 14a-12

                            A.G. EDWARDS, INC.
               (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

    /X/ No fee required.

    / / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
        0-11.

    (1) TITLE OF EACH CLASS OF SECURITIES TO WHICH TRANSACTION APPLIES:

--------------------------------------------------------------------------------

    (2) AGGREGATE NUMBER OF SECURITIES TO WHICH TRANSACTION APPLIES:

--------------------------------------------------------------------------------

    (3) PER UNIT PRICE OR OTHER UNDERLYING VALUE OF TRANSACTION COMPUTED PURSUANT TO EXCHANGE ACT RULE 0-11 (SET FORTH THE AMOUNT ON WHICH THE FILING FEE IS CALCULATED AND STATE HOW IT WAS DETERMINED):

--------------------------------------------------------------------------------

    (4) PROPOSED MAXIMUM AGGREGATE VALUE OF TRANSACTION:

--------------------------------------------------------------------------------

    (5) TOTAL FEE PAID:

--------------------------------------------------------------------------------

    / / Fee paid previously with preliminary materials.

    / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

--------------------------------------------------------------------------------

    (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

    (3) Filing Party:

--------------------------------------------------------------------------------

    (4) Date Filed:

--------------------------------------------------------------------------------

                     [A. G. EDWARDS, INC. LOGO]

              NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                      TO BE HELD JUNE 24, 1999

    The Annual Meeting of the Stockholders of A.G. Edwards, Inc.
(the "Company") will be held at the home office of the Company, One North Jefferson Avenue, St. Louis, Missouri, on Thursday, June 24, 1999, at 10:00 a.m., local time, for the following purposes:

    1.    To elect 3 directors;

    2. To consider and act on a proposal to approve an amendment to the Company's 1988 Incentive Stock Plan to increase the number of shares of Common Stock available under the Plan from 39,492,188 to 54,492,188;

    3. To ratify the appointment of Deloitte & Touche LLP as independent auditors of the Company for the fiscal year ending February 29, 2000; and

    4. To transact such other business as may properly come before the annual meeting and any adjournments thereof.

    Only stockholders of the Company of record as of the close of business on May 3, 1999 will be entitled to notice of, and to vote at, the annual meeting and any adjournments thereof.

    If you do not expect to attend the meeting in person, please vote by proxy. If you later find that you can be present or for any other reason desire to revoke your proxy, you may do so at any time before the voting.

                                     DOUGLAS L. KELLY

                                        Secretary

May 17, 1999

                     [A. G. EDWARDS, INC. LOGO]

                          PROXY STATEMENT

                        GENERAL INFORMATION

    The enclosed form of proxy is solicited by and on behalf of the Board of Directors of A.G. Edwards, Inc. (the "Company") for use at the Annual Meeting of Stockholders to be held on June 24, 1999 (the "1999 Annual Meeting") and at any adjournments thereof. The stockholder giving the proxy has the power to revoke it any time before it is exercised by notice in writing to the Secretary of the Company at the Company's principal executive offices at One North Jefferson Avenue, St. Louis, Missouri 63103, by properly submitting to the Company a duly executed proxy bearing a later date, or by attending the meeting and voting in person. The proxy will be voted as specified by the stockholder in the spaces provided or, if no specification is made, it will be voted for Proposals 1, 2 and 3.

    This Proxy Statement and form of proxy are first being mailed to the stockholders of the Company on or about May 17, 1999. The solicitation of proxies is being made primarily by the use of the mails. The cost of preparing and mailing this Proxy Statement and accompanying materials, and the cost of any supplementary solicitations, which may be made by mail, telephone, telegraph or personally by officers and employees of the Company and its subsidiaries, will be borne by the Company.

    Only stockholders of record at the close of business on May 3, 1999 are entitled to notice of, and to vote at, the 1999 Annual Meeting and any adjournments thereof. On May 3, 1999 the Company had outstanding 94,493,186 shares of Common Stock. Each outstanding share is entitled to one vote on each director position, and each other matter, to be voted on at the 1999 Annual Meeting. A majority of the outstanding shares of Common Stock present in person or by proxy will constitute a quorum for the transaction of business at the 1999 Annual Meeting. Votes cast by proxy or in person at the 1999 Annual Meeting will be tabulated by the inspectors of election appointed by the Board for the meeting.

    Shares which are entitled to vote but which are not voted at the direction of the beneficial owner ("abstentions") and shares represented by proxies or ballots which are marked "withhold authority" with respect to the election of any one or more nominees for election as directors will be counted for the purpose of determining whether there is a quorum for the transaction of business at the 1999 Annual Meeting.

    Abstentions may be specified on Proposal 2 to approve the amendment to the Company's 1988 Incentive Stock Plan and on Proposal 3 to ratify the appointment of independent auditors, but not on Proposal 1 to elect directors.

    The affirmative vote of a plurality of the shares represented at the meeting is required to elect directors. "Plurality" means that the nominees who receive the largest number of votes cast are elected as directors up to the maximum number of directors to be elected at the 1999 Annual Meeting. Consequently, any shares represented at the 1999 Annual Meeting, but not voted for any reason, have no impact on the election of directors.

    The affirmative vote of a majority of the shares of Common Stock represented at the meeting is required to approve Proposal 2 for the adoption of the amendment to the Company's 1988 Incentive Stock Plan and to approve Proposal 3 to ratify the appointment of the independent auditors. Broker non-votes will not be counted with respect to, and will have no effect on, whether the stockholders approve the proposals. Abstentions, however, are counted in determining whether the stockholders have approved the proposals and, thus, have the effect of a vote against the proposals.

                 PROPOSAL 1: ELECTION OF DIRECTORS

COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS

    The business of the Company is under the general management of the Board of Directors as provided by the laws of Delaware, the state of incorporation. The Board of Directors generally meets at least quarterly and held four meetings during the 1999 fiscal year. Between Board meetings, Board responsibilities are delegated to the Executive Committee, comprised of five Board members. The Executive Committee held one meeting during the 1999 fiscal year.

    The entire Board of Directors serves in the capacity of a Nominating Committee. The Board of Directors will accept recommendations for nominations as directors from stockholders. Stockholders wishing to propose nominees for consideration at the 2000 Annual Meeting must comply with a Bylaw provision dealing with nominations. For a discussion of the nominating procedures, see "Stockholder Proposals."

    The Company has a Compensation Committee comprised of four outside directors. The Compensation Committee held two meetings during the 1999 fiscal year. The Compensation Committee was responsible for establishing the compensation of Benjamin F. Edwards III and the amount of awards to certain executives under the Performance Plan for Executives for the 1999 fiscal year. The Compensation Committee of A.G. Edwards & Sons, Inc., a wholly-owned subsidiary of the Company (the "Brokerage Company"), determined the compensation of all employees for the 1999 fiscal year, including officers of the Company, with the exception of Benjamin F. Edwards III and the awards under the Performance Plan for Executives for four other executive officers. (See "Joint Report of the Compensation Committees of the Brokerage Company and the Company.")

    The Audit Committee of the Board of Directors held three meetings during the 1999 fiscal year. The Audit Committee performed the following principal functions: (i) reviewed quarterly and year-end financial statements with the outside auditors, internal auditors and management; (ii) reviewed the scope of the external and internal audits and reports with the outside and internal auditors and management; (iii) reviewed the outside auditors' management letter and management's response thereto; (iv) recommended the selection of outside auditors; (v) reviewed the quality and depth of the Company's internal audit, accounting and financial staffs; and (vi) reviewed and approved the rendering of audit and nonaudit services by the outside auditors.

    During the 1999 fiscal year, all directors attended all meetings of the Board of Directors and the committees of the Board on which each served.

NOMINEES FOR DIRECTORS

    The Company's Certificate of Incorporation and Bylaws provide for a classified Board of Directors, with the Board divided into three classes whose terms expire at different times. The Company presently has nine directors. Three members are to be elected to the Board of Directors at the 1999 Annual Meeting, each to serve for a term of three years. Each of the nominees is now a director of the Company. The persons named in the enclosed form of proxy intend to vote the proxies in favor of the election of the nominees listed below to serve as directors of the Company for terms expiring in 2002 or until the election and qualification of their successors, unless the stockholder indicates on the form of proxy that the vote should be withheld or contrary directions are indicated. If one or more nominees shall become unavailable for any reason, the Board of Directors, in its discretion, may, unless the Board of Directors provides by resolution for a lesser number of directors, designate one or more substitute nominees, in which case such proxies will be voted for such substituted nominees. The Board of Directors has no reason to doubt the availability of any of the nominees, and each has indicated a willingness to serve if elected. All of the current directors were elected by the stockholders except for Robert L. Proost who was elected by the Board of Directors to fill a vacancy created by the death of a director and Ronald J. Kessler who was elected by the Board of Directors to fill a vacancy created by the resignation of a director.

                                                                                     YEAR FIRST ELECTED
                                                                                       DIRECTOR OF THE
                                       PRINCIPAL OCCUPATION FOR THE PAST            COMPANY/CURRENT BOARD
         NAME AND AGE                  FIVE YEARS AND OTHER DIRECTORSHIPS           COMMITTEE MEMBERSHIP
         ------------                  ----------------------------------           ---------------------

                                 NOMINEES FOR DIRECTORS TO BE ELECTED IN 1999
                                          FOR TERMS EXPIRING IN 2002
Benjamin F. Edwards III, 67<F1>    Chairman of the Board, President and Chief               1983
                                   Executive Officer of the Company; Chairman           Member of the
                                   of the Board, President and Chief                 Executive Committee
                                   Executive Officer of the Brokerage
                                   Company. Employee of the Brokerage Company
                                   for 42 years. Director of the Brokerage
                                   Company since 1967. Director of
                                   Heilig-Meyers Company and National Life
                                   Insurance Company of Vermont.


                                 4

                                                                                     YEAR FIRST ELECTED
                                                                                       DIRECTOR OF THE
                                       PRINCIPAL OCCUPATION FOR THE PAST            COMPANY/CURRENT BOARD
         NAME AND AGE                  FIVE YEARS AND OTHER DIRECTORSHIPS           COMMITTEE MEMBERSHIP
         ------------                  ----------------------------------           ---------------------
Samuel C. Hutchinson, Jr., 56      President, Interface Construction Corp.                  1993
                                   since 1978.                                          Member of the
                                                                                     Audit Committee and
                                                                                   Compensation Committee

Robert L. Proost, 61               Vice President and Treasurer of the                      1998
                                   Company; Corporate Vice President,                   Member of the
                                   Treasurer and Director of the                     Executive Committee
                                   Administration Division of the Brokerage
                                   Company. Employee of the Brokerage Company
                                   for 11 years. Director of the Brokerage
                                   Company since 1989. Director of Baldor
                                   Electric Company and the Securities
                                   Industry Automation Corporation.

                                    DIRECTORS WITH TERMS EXPIRING IN 2001
Ronald J. Kessler, 51              Corporate Vice President and Director of                 1999
                                   the Operations Division of the Brokerage             Member of the
                                   Company since 1998; Assistant Director of         Executive Committee
                                   the Operations Division of the Brokerage
                                   Company from 1988 to 1998. Employee of the
                                   Brokerage Company for 31 years. Director
                                   of the Brokerage Company since 1989.

Robert L. Bagby, 55                Vice Chairman of the Board of the Company                1995
                                   and Vice Chairman of the Board of the                Member of the
                                   Brokerage Company since 1996; Executive           Executive Committee
                                   Vice President and since 1995 Director of
                                   the Branch Division of the Brokerage
                                   Company. Assistant Director of the Branch
                                   Division of the Brokerage Company from
                                   1980 to 1995. Employee of the Brokerage
                                   Company for 24 years. Director of the
                                   Brokerage Company since 1979.

Dr. E. Eugene Carter, 57           Trustee, Charlotte R. Boschan Trust.                     1983
                                   Research Fellow, Lincoln Institute of Land           Member of the
                                   Policy. Director of the Brokerage Company         Audit Committee and
                                   from 1976 to 1983.                              Compensation Committee


                                 5

                                                                                     YEAR FIRST ELECTED
                                                                                       DIRECTOR OF THE
                                       PRINCIPAL OCCUPATION FOR THE PAST            COMPANY/CURRENT BOARD
         NAME AND AGE                  FIVE YEARS AND OTHER DIRECTORSHIPS           COMMITTEE MEMBERSHIP
         ------------                  ----------------------------------           ---------------------

                                    DIRECTORS WITH TERMS EXPIRING IN 2000
Charmaine S. Chapman, 59           President of the United Way of Greater St.               1997
                                   Louis from 1994 to present. President of             Member of the
                                   the United Way of St. Paul, Minnesota from        Audit Committee and
                                   1989 until 1994.                                Compensation Committee

Benjamin F. Edwards IV, 43 <F1>    Vice Chairman of the Board of the Company                1997
                                   and Vice Chairman of the Board of the                Member of the
                                   Brokerage Company since 1999; Executive           Executive Committee
                                   Vice President and Director of the Sales
                                   and Marketing Division of the Brokerage
                                   Company since 1997 and Director of the
                                   Investment Banking Division of the
                                   Brokerage Company since 1999. Regional
                                   Manager of the Brokerage Company from 1995
                                   to 1997; Assistant Branch Manager of the
                                   Brokerage Company from 1991 to 1995.
                                   Employee of the Brokerage Company for 21
                                   years. Director of the Brokerage Company
                                   since 1994.

Dr. Louis Fernandez, 75            Chairman of the Board of Boehringer                      1989
                                   Ingelheim Corporation. Director of                   Member of the
                                   Petrolite Corporation until 1997. Chairman        Audit Committee and
                                   of the Board, Celgene Corporation, from         Compensation Committee
                                   1990 to 1992. President, Chief Executive
                                   Officer and Director, Celgene Corporation,
                                   from 1986 to 1990. Chairman of the Board
                                   of Monsanto Company until 1986.

-------
<F1> Benjamin F. Edwards III and Benjamin F. Edwards IV are father and son.

                       DIRECTOR COMPENSATION

    Directors, except those who are officers or employees of the Company or its subsidiaries, receive an annual fee of $12,000, a fee of $1,000 for each Company Board of Directors' meeting attended and a fee of $800 for each committee meeting or Brokerage Company Board of Directors' meeting attended. Non-employee directors do not participate in any of the Company's employee benefit plans.

              OWNERSHIP OF THE COMPANY'S COMMON STOCK

OWNERSHIP BY DIRECTORS AND EXECUTIVE OFFICERS

    The following table sets forth the beneficial ownership of the Company's Common Stock as of May 3, 1999 by (i) each director and nominee, (ii) each executive officer named in the Summary
Compensation Table, and (iii) all directors and executive officers as a group:

                                                      NUMBER                  PERCENTAGE
           NAME                                     OF SHARES                  OF CLASS
           ----                                     ---------                 ----------
Robert G. Avis                                   380,208<F1><F2>                 <F3>
Robert L. Bagby                                   82,734<F1><F4>                 <F3>
Dr. E. Eugene Carter                             350,441                         <F3>
Charmaine S. Chapman                                 567                         <F3>
Benjamin F. Edwards III                          831,707<F1><F5><F6>             <F3>
Benjamin F. Edwards IV                            64,303<F1>                     <F3>
Dr. Louis Fernandez                                1,932<F7>                     <F3>
Alfred E. Goldman                                  8,880<F1>                     <F3>
Samuel C. Hutchinson, Jr.                          1,745                         <F3>
Ronald J. Kessler                                113,519<F1><F8>                 <F3>
Robert L. Proost                                  25,328<F1><F9>                 <F3>
All Directors and Executive
  Officers as a Group
  (16 persons)                                 1,976,025<F1><F5>                  2%

-------
<F1> Includes restricted stock issued pursuant to the Company's 1988 Incentive
     Stock Plan (the "1988 Plan") as to which each recipient has sole voting power and no current investment power, as follows: Mr. Avis, 4,848 shares; Mr. Bagby, 10,112 shares; Mr. Edwards III, 4,848 shares; Mr. Edwards IV, 10,112 shares; Mr. Goldman, 4,848 shares; Mr. Kessler, 10,112 shares; Mr. Proost, 4,714 shares; and other executive officers, 33,647 shares.
<F2> Mr. Avis has shared voting and investment power over 69,085 shares held by him as a co-trustee of a trust.
<F3> Percentages of less than 1% have been omitted.


                                 7

<F4> Mr. Bagby has shared voting and investment power over 54,962 shares, including 174 shares owned by his wife and 54,788 shares held jointly with his wife.
<F5> Includes shares subject to exercisable stock options under the 1988 Plan as follows: Mr. Edwards III, 6,627 shares; other executive officers, 0 shares.
<F6> Mr. Edwards III has shared voting and investment power over 333,323 shares, including 272,849 shares held by him as co-trustee of a trust and 60,474 shares held by his wife.
<F7> Mr. Fernandez has shared voting and investment power over 1,932 shares held by him as a co-trustee of a trust.
<F8> Mr. Kessler has shared voting and investment power over 40,192 shares held by him as co-trustee of a trust.
<F9> Mr. Proost has shared voting and investment power over 20,109 shares held by him as a co-trustee of a trust.

OWNERSHIP BY CERTAIN OTHER PERSONS

    To the knowledge of the Company, no person is the beneficial owner of more than five percent of the Common Stock of the Company.

                       EXECUTIVE COMPENSATION

    The table on the next page sets forth for each of the Company's last three fiscal years the compensation of the Company's Chief
Executive Officer and its other four most highly compensated executive officers serving at the end of the fiscal year (the "Named Executive Officers").

                                             SUMMARY COMPENSATION TABLE


                                                         ANNUAL                     LONG TERM
                                                      COMPENSATION             COMPENSATION AWARDS
                                                  ---------------------   ------------------------------
                                                                                              NUMBER OF
                                                                             RESTRICTED      SECURITIES    ALL OTHER
                                         FISCAL                             STOCK AWARDS     UNDERLYING    COMPENSA-
     NAME AND PRINCIPAL POSITION          YEAR     SALARY      BONUS      <F1><F2><F3><F4>   OPTIONS<F2>   TION<F5>
     ---------------------------         ------    ------      -----      ----------------   -----------   ---------
Benjamin F. Edwards III,                  1999    $433,630   $1,392,648       $101,816            0        $100,000
Chairman of the Board, President and      1998     417,630    1,352,421         98,105            0         100,000
Chief Executive Officer of the Company;   1997     401,630    1,190,021        111,577            0         100,000
Chairman of the Board, President and
Chief Executive Officer of the
Brokerage Company

Robert G. Avis,                           1999    $276,840   $  955,141       $101,816            0        $100,000
Chairman and President of A.G.            1998     271,420      961,956         98,105            0         100,000
Edwards Capital, Inc.; Executive Vice     1997     268,630      920,107        111,577            0         100,000
President of the Brokerage Company;
until March 1, 1999, Vice Chairman of
the Board of the Company and Vice
Chairman and Director of the
Investment Banking Division of the
Brokerage Company

Robert L. Bagby,                          1999    $239,630   $  969,136       $101,816            0        $100,000
Vice Chairman of the Board of the         1998     228,630      944,935         98,105            0         100,000
Company; Vice Chairman of the             1997     216,630      824,351        111,577            0         100,000
Board, Executive Vice President and
Director of the Branch Division of
the Brokerage Company

Benjamin F. Edwards IV,                   1999    $206,840   $  858,780       $101,816            0        $100,000
Vice Chairman of the Board of the         1998     196,840      799,158         98,105            0          90,655
Company; Vice Chairman of the             1997     126,840      568,895        111,577            0          69,783
Board, Executive Vice President,
Director of the Sales and Marketing
Division and Director of the
Investment Banking Division of the
Brokerage Company

Alfred E. Goldman,                        1999    $189,630   $  755,605       $101,816            0        $100,000
Corporate Vice President and Director     1998     183,630      783,867         98,105            0         100,000
of Market Analysis of the Brokerage       1997     179,630      696,217        111,577            0          95,151
Company

---------
<F1> Amounts shown include both Restricted Share and "Phantom Stock Credit"
     awards, which are valued based on the closing prices of Common Stock on the Consolidated Transaction Reporting System on the dates of grant of such awards. The awards are made as of the end of the fiscal year for which they are awarded for service during that fiscal year. Restricted Shares can be awarded to participants in the 1988 Plan who are under age
     60. The restrictions on Restricted Shares lapse three years after their award date. Participants who are 60 years of age or older ("Over 60 Participants") do not receive Restricted Shares. Instead, they are awarded "Phantom Stock Credits" which serve as the basis for an award of Restricted Shares two years after their award date ("Deferred Award Date"), with each Phantom Stock Credit representing the right to receive one Restricted Share. The number of Phantom Stock Credits awarded to an Over 60 Participant is adjusted to reflect dividends on the Common Stock.


                                 9

     Restricted Shares awarded as of any Deferred Award Date are subject to all of the terms and restrictions applicable to other Restricted Shares, except the restrictions last for only nine months.
<F2> The awards of Restricted Shares, Phantom Stock Credits and Options contain provisions for the accelerated lapsing of the restrictions for Restricted Shares (including those issued based on Phantom Stock Credits) and the accelerated exercisability of Options in the event of a merger, consolidation, acquisition, sale or transfer of assets, tender, or exchange offer or other reorganization in which the Company does not survive as an independent, publicly-owned company.
<F3> The aggregate number and value of Restricted Shares and Phantom Stock
     Credits held by the persons named in the table as of February 28, 1999, are as follows: Mr. Edwards III, 4,848 shares and 5,426 credits--$340,069; Mr. Avis, 4,848 shares and 5,426 credits--$340,069; Mr. Bagby, 10,112 shares and 0 credits--$334,707; Mr. Edwards IV, 10,112 shares and 0 credits--$334,707; and Mr. Goldman, 4,848 shares and 5,426 credits-- $340,069.
<F4> Dividends are paid on unvested Restricted Shares and adjustments are made to Phantom Stock Credits for dividends as discussed in Note 1 to this table above; such dividends and adjustments are equal in amount to the dividends paid on shares of Common Stock.
<F5> Amounts shown consist of the following: (i) amounts set aside under the
     Company's Retirement and Profit Sharing Plan for the 1997, 1998 and 1999 fiscal years, respectively--Mr. Edwards III, $17,552, $18,803 and $18,638; Mr. Avis, $17,552, $18,803 and $18,638; Mr. Bagby, $17,552, $18,803 and
     $18,638; Mr. Edwards IV, $17,552, $18,803 and $18,638; and Mr. Goldman,
     $17,552, $18,803 and $18,638; and (ii) amounts credited to accounts under the Company's Excess Profit Sharing Deferred Compensation Plan for the 1997, 1998 and 1999 fiscal years, respectively--Mr. Edwards III, $82,448, $81,197 and $81,362; Mr. Avis, $82,448, $81,197 and $81,362; Mr. Bagby,
     $82,448, $81,197 and $81,362; Mr. Edwards IV, $52,231, $71,852 and
     $81,362; and Mr. Goldman, $77,599, $81,197 and $81,362.

    The following table sets forth certain information regarding the exercise of options to purchase Company Common Stock during the Company's 1999 fiscal year by the Named Executive Officers and the unexercised options to purchase Company Common Stock held by such persons on February 28, 1999.

                              AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                                     AND FISCAL YEAR-END OPTION VALUES


                                                        NUMBER OF SECURITIES          VALUE OF UNEXERCISED
                                                       UNDERLYING UNEXERCISED        IN-THE-MONEY OPTIONS AT
                             NUMBER OF               OPTIONS AT FISCAL YEAR-END        FISCAL YEAR-END<F1>
                              SHARES                 ---------------------------   ---------------------------
                            ACQUIRED ON    VALUE     EXERCISABLE   UNEXERCISABLE
          NAME               EXERCISE     REALIZED    (SHARES)       (SHARES)      EXERCISABLE   UNEXERCISABLE
          ----              -----------   --------   -----------   -------------   -----------   -------------
Benjamin F. Edwards III         --           $0         6,627           --          $131,877          $0
Robert G. Avis                  --            0            --           --                 0           0
Robert L. Bagby                 --            0            --           --                 0           0
Benjamin F. Edwards IV          --            0            --           --                 0           0
Alfred E. Goldman               --            0            --           --                 0           0

---------
<F1> Options become exercisable three years after they are awarded, and must be exercised no later than eight years after they are awarded.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    All of the members of the Compensation Committee of the Brokerage Company (as named on page 15) are or were officers of the Company or one of its subsidiaries. Messrs. Bagby, Edwards III, Edwards IV, Kessler and Proost are all directors of the Company and are officers and directors of the Company or one of its subsidiaries. Mr. Avis was a director of the Company and an officer and director of certain subsidiaries until March 1, 1999 and continues as an officer and director of certain subsidiaries.

            JOINT REPORT OF THE COMPENSATION COMMITTEES
              OF THE BROKERAGE COMPANY AND THE COMPANY

    The Compensation Committee of the Brokerage Company (the "Brokerage Committee") determined the compensation for the fiscal year ended February 28, 1999 (the "1999 fiscal year") of all officers of the Company with the exception of Benjamin F. Edwards III and with the exception of certain performance-based compensation of the other Named Executive Officers. The Compensation Committee of the Company (the "Company Committee") determined the compensation of Benjamin F. Edwards III and certain performance-based compensation of the other Named Executive Officers.

    It is the policy of the Company to have a substantial portion of each officer's annual compensation directly related to the performance of the Company. The policy is applied consistently to all the Named Executive Officers, including Mr. Edwards III.

    For the 1999 fiscal year, the annual compensation of the Named Executive Officers had seven components. The Company seeks to structure compensation for its executive officers so that all of the compensation is deductible by the Company for federal income tax purposes, including meeting the requirements of Section 162(m) of the Internal Revenue Code for deductibility of compensation in excess of a certain amount. However, if the Company is not able to structure compensation for its executive officers so that all such compensation is deductible, the Board of Directors of the Company, the Company Committee or the Brokerage Committee, as appropriate, will make a determination in its business judgment as to the appropriate compensation for such executives considering the benefits and the costs to the Company, including in its considerations the additional costs arising from the inability to deduct part or all of the compensation.

    Base Salary. A base salary was set prior to the beginning of the 1999 fiscal year by the Brokerage Committee for each Named Executive Officer other than Mr. Edwards III and by the Company Committee for Mr. Edwards III. Base salaries are intended to be relatively moderate, but competitive, for the Company's industry. The increase in the base salary for Mr. Edwards III of 3.9% for the 1999 fiscal year was established consistent with the guidelines used for increases for other officers of the Brokerage Company and after consideration by the Company Committee of a recommendation by the Brokerage Committee (determined without Mr. Edwards III).

    Corporate Executive Bonus Plan. The Corporate Executive Bonus Plan is designed to provide certain officers and key employees of the Company and its subsidiaries with direct participation in the profitability of the Company. Unless the Company has a specified minimum of pre-tax earnings ($2,500,000 in the 1999 fiscal year), no payment is made under the Plan. Awards under the Plan are based on prescribed formulae that take into account the employee's position with the

Company, individual performance and the Company's earnings. The formula for bonus accrual (the "bonus pool") is determined prior to the beginning of each fiscal year by the Board of Directors based on
(i) the Company's consolidated earnings before provision for income taxes, certain employee bonuses, and discretionary Profit Sharing Plan contributions, (ii) certain branch office profits, and (iii) the net revenues of certain departments. The formula for accrual for the 1999 fiscal year was the same as for the prior fiscal year. The Board of Directors has discretion to increase or decrease the amount subject to the plan.

    Eligible officers are assigned "shares" in the bonus pool prior to the beginning of the fiscal year. Such shares are assigned based on the officer's position and responsibility with the Company and individual performance. Eligible officers, other than Mr. Edwards III, were assigned shares for the 1999 fiscal year by the Brokerage Committee. The Company Committee assigned 100 shares to Mr. Edwards III for the 1999 fiscal year, the same number of shares he had for the prior fiscal year. No officer has ever received more than 100 shares. During the 1999 fiscal year, five officers, including two of the Named Executive Officers and Mr. Edwards III, had 100 shares. Since the Corporate Executive Bonus Plan was adopted in 1979, Mr. Edwards III has received the maximum number of shares assigned to any individual under the plan each year. At the beginning of the 1999 fiscal year, a total of 11,989 shares were assigned to 433 eligible officers.

    Under the Corporate Executive Bonus Plan, after the end of the fiscal year, the accrued bonus pool is mathematically divided into two separate portions, consisting of two-thirds and one-third, respectively. The two-thirds portion is distributed in accordance with the number of shares previously assigned to each participant. The one-third portion is distributed based on a formula which weights each participant's shares by the participant's base salary. The sum of the two portions is each participant's total bonus under the Corporate Executive Plan for the fiscal year, and is paid after the end of the fiscal year.

    The Corporate Executive Bonus Plan limits the amount that can be paid to individual participants so that all compensation paid under the Corporate Executive Bonus Plan is tax deductible by the Company. To the extent amounts may not be paid under the Corporate Executive Bonus Plan to individual participants because of the tax limitation, the amounts may be paid under the Performance Plan for Executives (the "Performance Plan") if the conditions of the Performance Plan are met.

    Performance Plan for Executives. The Performance Plan was adopted in 1994 solely in response to the enactment of Section 162(m) of the Internal Revenue Code in 1993. Section 162(m) requires conditions to be met for certain compensation of specified executive officers to be deductible. In order to meet the conditions of
Section 162(m) with no significant change in the compensation structure of the Company, the Corporate Executive Bonus Plan was amended to limit compensation which would otherwise be payable under the Corporate Executive Bonus Plan and the Performance Plan was adopted in order to pay the compensation which, but for the limitation, would have been payable under the Corporate Executive Bonus Plan. The Company intends and the provisions of the Plans are drafted to provide that the combined plans will operate in the same manner as the Corporate Executive Bonus Plan operated prior to the enactment of Section 162(m), subject only to certain limitations on payments.

    The participants in the Performance Plan are those employees of the Company who are: (i) "covered employees" under Section 162(m) of the Internal Revenue Code, (ii) designated individually or by class description to be "Covered Employees" under the Performance Plan by the Company Committee, and (iii) participants under the Corporate Executive Bonus Plan. The Company Committee has designated all executive officers of the Company to be Covered Employees, and all of the executive officers of the Company are participants in the Corporate Executive Bonus Plan. Section 162(m), however, limits "covered employees" to only the Chief Executive Officer of the Company and the four highest compensated officers of the Company (other than the Chief Executive Officer), so, in any fiscal year, there can be no more than five participants.

    The performance goals for the Performance Plan were approved by the stockholders in 1994 and are the same as for the Corporate Executive Bonus Plan. The actual amount payable to a Covered Employee in a fiscal year under the Performance Plan is the lesser of: (i) the amount of reduction in payments to the Covered Employee as a participant under the Corporate Executive Bonus Plan for that fiscal year as a result of Section 162(m), (ii) the Covered Employee's Initial Bonus Amount for that fiscal year, and (iii) the Maximum Bonus Amount for that fiscal year. A Covered Employee's Initial Bonus Amount each fiscal year is equal to the amount that the Covered Employee would be prohibited from receiving under the Corporate Executive Bonus Plan as a result of Section 162(m) as determined solely from fixed assumptions contained in the Performance Plan and information known as of the beginning of the fiscal year. The Maximum Bonus Amount for each Covered Employee was $2,928,200 for fiscal year 1999. The Maximum Bonus Amount increases each fiscal year by 10% over the prior fiscal year. Before any amount can be paid under the Performance Plan, the Company Committee must certify in writing that the performance goals and the material terms of the Performance Plan were satisfied. The Company Committee certified that the performance goals and material terms were satisfied for the 1999 fiscal year and the amounts paid to Mr. Edwards III and each of the Named Executive Officers are included in the Summary Compensation Table.

    Discretionary Bonus. Mr. Edwards III may award a discretionary bonus to any officer other than himself and the Company Committee may award a discretionary bonus to Mr. Edwards III. The discretionary bonus is intended to reward efforts or results by an individual which are not recognized or compensated by other compensation. No objective standards, criteria or established targets are used to determine the amount of the discretionary bonuses. For the 1999 fiscal year, the Company Committee determined at the end of the year to make an award of $75,000 to Mr. Edwards III in recognition of the results for the year by the Company under his leadership, in recognition of the extra efforts made by him in the Company and in the community which benefit the Company, and in recognition that his compensation is moderate for the industry. Two other Named Executive Officers received discretionary bonuses totaling $100,000 for the 1999 fiscal year.

    1988 Incentive Stock Plan. The 1988 Plan is designed to motivate employees of the Company and its subsidiaries through the incentives inherent in stock ownership by providing the opportunity to obtain or increase a proprietary interest in the Company on a favorable basis. The 1988 Plan provides for the granting of Options or Restricted Shares, or both. If Options are granted, the participant receives an option to purchase 2.5 times the number of shares that would have been granted as Restricted Shares. The Named Executive Officers, including Mr. Edwards III, are awarded an amount equal to 25% of each such officer's Corporate Executive bonus and Performance Plan bonus (as described above); provided, in no event can the award amount for any participant exceed an amount set by the 1988 Plan, $100,000 in the 1999 fiscal year. Accordingly, the awards of Options and Restricted Shares are related to the profitability of the Company in substantially the same manner as the awards under the Corporate Executive Bonus Plan and the Performance Plan.

    The Options provide for the purchase of shares of Common Stock at market value on the determination date and do not become exercisable until three years after the date of award. Because the value of the Options is dependent on the increase of the market value of the Common Stock over at least a three year period, the Options provide a long-term incentive for the executives to stay with the Company and to increase the market value of the Common Stock.

    Restricted Shares are also awarded based on the market value of the Common Stock on the determination date (participants 60 years of age and over on the date Restricted Shares are awarded receive Phantom Stock Credits, in lieu of Restricted Shares, which serve as the basis for an award of Restricted Shares two years after the award date). The Restricted Shares are subject to restrictions for three years after their award except those shares converted from Phantom Stock Credits are subject to a nine month restricted period after conversion. Again, by an award of Restricted Shares, the executives are encouraged to remain with the Company and to increase the market value of the Common Stock.

    The 1988 Plan also has an Employee Stock Purchase Plan portion to authorize the award of options qualified under Section 423 of the Internal Revenue Code to qualified employees. The qualified employees include most of the full-time and part-time employees of the Company and its subsidiaries. Participation in the Employee Stock Purchase Plan is not based upon the performance of the Company; employees elect to use a portion of their compensation to buy Common Stock under the plan. The Employee Stock Purchase Plan is intended to encourage the employees of the Company to obtain or increase a proprietary interest in the Company on a favorable basis by offering Common Stock at below market value. Shares under the Employee Stock Purchase Plan are issued at a price based upon a formula which is at least 15% below market at the sale date.

    Retirement and Profit Sharing Plan. The Company maintains a Retirement and Profit Sharing Plan (the "Profit Sharing Plan"), which is qualified under Section 401 of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"). In addition to certain required matching and non-matching contributions, the Company may make a discretionary contribution as determined each year by the Board of Directors of the Company. On February 20, 1998, the Board of Directors of the Company approved an accrual formula for the discretionary contribution to the Profit Sharing Plan for the 1999 fiscal year in an amount not less than 8% and not more than 10% of the Company's earnings on a consolidated basis and before certain bonuses, Company discretionary Profit Sharing Plan contributions and taxes on income. The maximum total Company and employee contribution allowable with respect to any employee under the Profit Sharing Plan in the last fiscal year was $30,000; however, because of the contribution rate and other limitations on recognized compensation in the Profit Sharing Plan, the actual maximum Company contribution with respect to any employee was less than that amount.

    Excess Profit Sharing Deferred Compensation Plan. The Company has established the Excess Profit Sharing Deferred Compensation Plan (the "Excess Benefit Plan") to provide deferred compensation to certain participants in the Profit Sharing Plan whose benefit in the Profit Sharing Plan is subject to limitations imposed by the Internal Revenue Code. Contributions to the Excess Benefit Plan are based on the same basic formula as the Profit Sharing Plan, but without regard to certain limitations imposed by the Internal Revenue Code on the benefits of highly compensated employees. The maximum aggregate contribution by the employer for any one employee under both the Profit Sharing Plan and the Excess Benefit Plan in the last fiscal year was $100,000; accordingly, the maximum benefit with respect to any employee under the Excess Benefit Plan was the difference between $100,000 and the Profit Sharing Plan Company contribution with respect to such employee.

    Procedures for Compensation of Mr. Edwards III. Prior to the beginning of the 1999 fiscal year, the Company Committee considered the compensation of Mr. Edwards III. The Company Committee reviewed the seven components of the compensation structure of the Company, the historical performance of the structure, the consistency of the compensation components for Mr. Edwards III with the components for other officers, the guidelines used for determining the base salaries of other officers, the recommendation of the Brokerage Committee (determined without Mr. Edwards III) that the increase for Mr. Edwards III should be consistent with the guidelines for other officers and the compensation of officers in other companies in the industry. Based on the review, the Company Committee determined the increase in the base salary for Mr. Edwards III should be 3.9% and that the other components of his compensation should not be changed from the prior year.

    At the end of the 1999 fiscal year, the Company Committee reviewed the components of the compensation of Mr. Edwards III, the performance of the Company for the 1999 fiscal year, the compensation of other officers of the Company and its subsidiaries, and information concerning compensation at other companies in the industry. Based on the review discussed above under "Discretionary Bonus," the Company Committee determined that a $75,000 discretionary bonus should be paid to Mr. Edwards III for the 1999 fiscal year.

 MEMBERS OF THE COMPENSATION                                MEMBERS OF THE COMPENSATION
  COMMITTEE OF THE COMPANY                                  COMMITTEE OF THE BROKERAGE
    ("COMPANY COMMITTEE")                                 COMPANY ("BROKERAGE COMMITTEE")
-----------------------------               ---------------------------------------------------------------
Dr. E. Eugene Carter                        Robert G. Avis                        Benjamin F. Edwards IV
Charmaine S. Chapman                        Robert L. Bagby                       Douglas L. Kelly
Dr. Louis Fernandez, Chairman               Donnis L. Casey                       Ronald J. Kessler
Samuel C. Hutchinson, Jr.                   Benjamin F. Edwards III,              Robert L. Proost
                                              Chairman

                         PERFORMANCE GRAPH

    The following graph compares the Company's cumulative total stockholder return on its Common Stock for a five year period (February 28, 1994 to February 28, 1999) with the cumulative total return of the Standard & Poor's 500 Stock Index, and a peer group index consisting of seven companies: The Bear Stearns Companies, Inc., The Charles Schwab Corporation, J.P. Morgan & Co. Incorporated, Lehman Brothers Holdings Inc., Merrill Lynch & Co., Inc., Morgan Stanley Dean Witter & Co., and PaineWebber Group Inc. The graph assumes that the value of the investment in Common Stock and each index was $100 at February 28, 1994, and that all dividends were reinvested. Stock price performances shown on the graph are not necessarily indicative of future price performances.

COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN

                              [GRAPH]

--------------------------------------------------------------------------------------------
                         1994        1995        1996        1997        1998        1999
--------------------------------------------------------------------------------------------
 A.G. Edwards, Inc.       100         104         115         172         313         245
 Peer Group               100         104         149         223         343         509
 S&P 500 Index            100         107         145         182         246         295
--------------------------------------------------------------------------------------------

                        CERTAIN TRANSACTIONS

    Directors and executive officers of the Company have been clients of and have had brokerage transactions with the Company in the ordinary course of business. Included in such transactions are the maintenance of margin accounts and the extension of credit under Federal Reserve Regulation T. Such transactions were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other clients and did not and do not involve more than normal risk of collectibility or present other unfavorable features.

      SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    The Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires all executive officers, directors and beneficial owners of more than 10% of the Company's Common Stock to report any changes in the ownership of Common Stock of the Company to the Securities and Exchange Commission, the New York Stock Exchange and the Company. Based solely upon a review of these reports and written representations regarding the filing of the reports, the Company believes that all reports were filed on a timely basis.

               PROPOSAL 2: AMENDMENT TO THE COMPANY'S
                     1988 INCENTIVE STOCK PLAN

    On February 19, 1999, the Board of Directors of the Company adopted an amendment to the 1988 Plan and directed that the amendment be submitted to the stockholders for their approval. The amendment provides for an increase in the number of shares of the Company's Common Stock available under the 1988 Plan by 15,000,000 shares. The amendment will become effective upon approval by the holders of at least a majority of the shares of the Common Stock present in person or by proxy at the 1999 Annual Meeting.

GENERAL

    The purpose of the 1988 Plan is to motivate employees of the Company and its subsidiaries through incentives inherent in stock ownership by providing the opportunity to obtain or increase a proprietary interest in the Company on a favorable basis. The purpose of the proposed amendment to the 1988 Plan is to increase the number of available shares so as to enable the Company to continue the 1988 Plan in future years. The 1988 Plan became effective in April 1988. The 1988 Plan was amended in June 1990 to provide for the award or purchase of an additional 2,300,000 shares of Common Stock, in June 1992 to provide for the award or purchase of an additional 6,250,000 shares of Common Stock and in June 1995 to provide for the award or purchase of an additional 9,000,000 shares of Common Stock and to extend the term of the Plan indefinitely. After adjusting for stock splits and stock dividends, the maximum number of shares available under the Plan is 39,492,188 shares of Common Stock of which all except 2,643,698 shares already have been issued or reserved for issuance since the inception of the Plan in 1988.

    In the event there is a lapse, expiration, termination, or cancellation of any benefit awarded under the 1988 Plan and the shares represented by such benefit either are not issued or are subsequently reacquired by the Company, such shares may be again available to be used in connection with the 1988 Plan without being charged against the limitation of the number of authorized shares under the 1988 Plan. The shares currently authorized have been and, if Proposal 2 is approved, the additional shares will be registered under the Securities Act of 1933, as amended. The closing price of the Company's Common Stock on May 3, 1999 on the New York Stock Exchange was $35 11/16 per share.

    An Administrator of the 1988 Plan (the "Administrator") appointed by the Board of Directors of the Company has the exclusive authority to interpret and administer the 1988 Plan, establish appropriate rules relating to the 1988 Plan, delegate its authority and duties under the 1988 Plan and make all determinations in connection with the 1988 Plan and the benefits as it may consider necessary or appropriate. The Administrator, however, may not change the amount, price or timing of any benefits under the 1988 Plan, and only a disinterested Administrator (within the meaning of the Exchange Act and the rules thereunder) may make determinations relating to forfeitures of benefits by participants who are reporting persons within the meaning of the Exchange Act ("Reporting Persons"). The Brokerage Committee presently is serving as Administrator for all aspects of the 1988 Plan, except that the Executive Committee of the Board of Directors of the Brokerage Company presently is serving as Administrator of the 1988 Plan to make determinations relating to forfeitures of benefits by participants who are not Reporting Persons.

    The 1988 Plan establishes formulae for the award of stock options ("Options") and restricted shares ("Restricted Shares") for Reporting Persons, as well as for the grant of options ("Section 423 Options") under the "Employee Stock Purchase Plan" portion of the 1988 Plan for all participants. The Administrator may establish the eligibility requirements for the award of Options and Restricted Shares for employees who are not Reporting Persons. In addition, a disinterested Administrator may award other benefits ("Other Benefits") in the form of Common Stock or the right to acquire Common Stock on such terms and conditions as the disinterested Administrator shall determine in its sole discretion, including the award of Options and Restricted Shares in addition to those awarded pursuant to the formulae in the 1988 Plan and the award of incentive stock options and stock appreciation rights.

    The Administrator may make any type of awards of Other Benefits that can be made by a disinterested Administrator. However, unless the 1988 Plan is amended as described below, such awards are made only to employees who are not Reporting Persons. The Board of Directors may amend the 1988 Plan, from time to time as provided or limited by the 1988 Plan, (i) to change any terms, conditions or formulae pursuant to which an award of Options, Restricted Shares or
Section 423 Options may be awarded (either increasing or decreasing the amount of such awards); provided, such changes comply with Rule 16b-3 under the Exchange Act ("Rule 16b-3"), and (ii) to provide terms, conditions and a formula (complying with Rule 16b-3) pursuant to which any right to acquire Common Stock (including, without limitation, incentive stock options and stock appreciation rights) may be awarded, in addition to Options, Restricted Shares or Section 423 Options. If any such amendments are made, the awards of benefits authorized by the amendments may be administered by the Administrator.

    Other Benefits which grant the right to purchase Common Stock, unless they are subject to a substantial risk of forfeiture for purposes of the Internal Revenue Code, require that the purchase price of such shares be at least 85% of the fair market value of the shares at the time such Other Benefits are awarded.

OPTIONS AND RESTRICTED SHARES

    For the 1999 fiscal year, 1,781 participants received awards of Options or Restricted Shares under the 1988 Plan. Awards of Options or Restricted Shares (as elected by a participant) are made to employees of the Company and its subsidiaries who are: (1) Reporting Persons and who are participants in the Company's Corporate Executive Bonus Plan as of October 1, and as of the last day, of the fiscal year of the Company for which the benefits are awarded and
(2) not Reporting Persons, as determined by the Administrator.

    Awards of Options and Restricted Shares are made for each fiscal year of the Company during the term of the 1988 Plan as of the last day of each such fiscal year (an "Award Date"). The amount of the awards on a specific Award Date is determined as soon as administratively practical after the end of each such fiscal year (a "Determination Date").

    The total amount of an award (an "Award Amount") for both Options and Restricted Shares to which an eligible participant is entitled for any specific fiscal year of the Company is equal to (i) 25% of the aggregate bonus of the eligible participant under the Corporate Executive Bonus Plan and the Performance Plan, if applicable, for the fiscal year if the participant is a Reporting Person, or (ii) such amount as may be determined by the Administrator if the participant is not a Reporting Person. In no event can the Award Amount for any eligible participant in any fiscal year of the Company exceed $100,000. An eligible participant may elect to receive his or her Award Amount in any fiscal year of the Company as (i) 100% Restricted Shares; (ii) 50% Restricted Shares and 50% Options, or (iii) 100% Options. If no election is made, the Award Amount is automatically divided 50% Restricted Shares and 50% Options.

    Stock Options. Options are granted in the form of "Nonqualified Stock Options." The number of shares of Common Stock subject to Options awarded to a participant for a specific fiscal year of the Company is determined by dividing the portion of the participant's Award Amount elected, or deemed elected, to be taken as Options for that fiscal year by the greater of (a) the market value of a share of Common Stock on the applicable Determination Date, or (b) $20 (subject to adjustment), and multiplying such number by 2.5.

    Options entitle a participant to purchase shares of Common Stock at a price per share equal to the market value of the Common Stock on the applicable Determination Date. Options become exercisable three years after the applicable Award Date (a "Vesting Period"), and must be exercised no later than eight years after the applicable Award Date.

    A participant will forfeit his or her unvested Options if his or her employment with the Company is terminated for any reason other than death or disability on or before the end of any applicable Vesting Period. If a participant's employment is terminated before the end of any applicable Vesting Period because of death or disability, his or her unvested Options may be exercised by the participant (or the participant's beneficiary, personal representative or distributee, as applicable) during a five-year exercise period beginning as of the date of such termination, but in no event later than the expiration of the applicable original exercise period. A portion of the shares subject to an unvested
Option held by a senior participant (age 57 or older) are not forfeited merely because the senior participant's employment with the Company is terminated, other than for aggravated cause. A senior participant will forfeit his or her unvested Options if the senior participant engages in competition with the Company.

    Options are exercisable in any order and in whole or in part from time to time during the term of the Option after the exercise date is achieved. The Option price is payable in full upon exercise of an Option and may be paid in cash or, if permitted by the Administrator, by tendering shares of Common Stock of the Company already owned by the participant. Options granted under the Plan are nontransferable and nonassignable by a participant other than by will or by the laws of descent and distribution, and are exercisable during the participant's lifetime only by the participant.

    Restricted Shares. The portion of an Award Amount that is available for Restricted Shares is equal to the balance of the Award Amount after deducting any portion elected, or deemed elected, to be taken as Options. The number of Restricted Shares awarded to a participant for any fiscal year of the Company is determined by dividing the portion of the participant's Award Amount elected, or deemed elected, to be taken as Restricted Shares for that fiscal year by the greater of (a) the market value of the Common Stock on the applicable Determination Date and (b) $20 (subject to adjustment).

    Restricted Shares are subject to certain restrictions for three years from their applicable Award Date (a "Restricted Period"). During a Restricted Period, a participant has voting and dividend rights with respect to the Restricted Shares, but cannot sell, transfer (other than by will or by the laws of descent and distribution) or otherwise dispose of or encumber the shares.

    A participant will forfeit any Restricted Shares if the participant's employment with the Company is terminated for any reason other than death or disability within any Restricted Period. A portion of any Restricted Shares held by a senior participant are not forfeited merely because the senior participant's employment with the Company is terminated, other than for aggravated cause. A senior participant will forfeit any Restricted Shares if senior participant engages in competition with the Company.

    A participant who is 60 years of age or older (an "Over 60 Participant") on any Award Date, and who elects to receive
Restricted Shares as all or part of the participant's award, is not awarded Restricted Shares on that date. Instead, the Over 60 Participant is awarded "Phantom Stock Credits" which serve as the basis for an award of Restricted Shares two years after the Award
Date (a "Deferred Award Date"), with each Phantom Stock Credit representing the right to receive one Restricted Share. The number of Phantom Stock Credits awarded to an Over 60 Participant is adjusted to reflect dividends on the Common Stock. If an Over 60 Participant's employment is terminated for aggravated cause or if he or she competes with the Company before a Deferred Award Date or the end of a Restricted Period, the Over 60 Participant forfeits the right to an award of Restricted Shares based on Phantom Stock Credits and forfeits all Restricted

Shares still subject to a Restricted Period at the time of the termination for aggravated cause or at the time competition with the Company commences, as applicable. On a Deferred Award Date, an Over 60
Participant is awarded that number of Restricted Shares equal to the number of Phantom Stock Credits awarded (as adjusted) for the applicable award year. Restricted Shares awarded as of any Deferred
Award Date are subject to all of the previously described terms and restrictions applicable to Restricted Shares for nine months.

EMPLOYEE STOCK PURCHASE PLAN

    The Employee Stock Purchase Plan portion of the 1988 Plan authorizes the award of Section 423 Options to certain employees of the Company and its subsidiaries. Offerings are made for each fiscal year of the Company during the term of the 1988 Plan as of the first business day of October of each fiscal year (each, an "Offering"). The total number of shares offered ("Offered Shares") to all eligible participants in any specific Offering is determined by the Administrator. Section 423 Options are granted to each individual who is eligible on the Date of Grant of an Offering, subject to an election to participate in the Offering. "Date of Grant" has the same meaning as set forth in Treasury Regulation 1.421-7(c).

    Section 423 Options are granted only to employees of the Company and its subsidiaries who are full-time employees or part-time salaried employees on October 1 and on the Date of Grant for an Offering and have one year of employment with the Company or a subsidiary or one year of experience in the securities industry during the ten years preceding the Date of Grant. However, no
Section 423 Option may be granted to an employee who owns stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or any subsidiary, or to an employee if the Section 423 Option would permit the employee's rights to purchase stock under all employee stock purchase plans of the Company or any subsidiary to accrue at a rate that exceeds $25,000 of fair market value of such stock determined as of the Date of Grant for each calendar year in which such Section 423 Option is outstanding.

    Section 423 Options entitle a participant to purchase a proportionate share of the Offered Shares for any Offering, based on the percentage that the participant's respective individual contributions represent of the total contributions of all participants with respect to that Offering; provided, however, a participant may not purchase more than $25,000 of fair market value of such stock determined as of the Date of Grant in any specific Offering.

    The price per share at which participants can purchase Common Stock pursuant to their Section 423 Options is the lesser of the following two amounts: (1) the greater of (a) 85% of the market value of the Common Stock on the applicable Date of Grant, and (b) 85% of the average of the market values of the Common Stock on the first business day of each month for thirteen consecutive months from and including the month of the applicable Date of Grant; and
(2) 85% of the market value on the first business day in October of the next year after the applicable Date of Grant.

    To participate in any specific Offering, an eligible employee must elect to contribute between 1% and 10% of the employee's total cash compensation (based on salary, commission, bonus and overtime) paid during the period from the applicable Date of Grant until the first business day in October of the next year after such date (an "Offering Period"). Common Stock is purchased automatically for participants using their accumulated contributions to the maximum possible extent at the end of an Offering Period. Participants must be employees at the end of an Offering Period to purchase Common Stock in that Offering. Certain special restrictions apply to participants who are Reporting Persons.

CHANGE OF CONTROL

    The awards of Options, Restricted Shares and Phantom Stock Credits contain provisions for the accelerated exercisability of Options and the lapsing of the Restricted Period for Restricted Shares (including those issued based on Phantom Stock Credits) in the event of a merger, consolidation, acquisition, sale or transfer of assets, tender or exchange offer or other reorganization in which the Company does not survive as an independent company.

AMENDMENT; TERMINATION

    The Board of Directors may amend the 1988 Plan at any time, except that the Board may not, without the approval of the stockholders, increase the maximum number of shares of Common Stock in the aggregate which may be issued under the 1988 Plan, except as provided by the 1988 Plan, or adopt any other amendment for which shareholder approval is required by federal income tax or securities laws. If required to qualify the 1988 Plan under Rule 16b-3 of the Exchange Act, no amendment to the 1988 Plan shall be made more than once every six months that would change the amount, price or timing of any benefits, other than to comport with changes in the Internal Revenue Code, the Employee Retirement Income Security Act of 1974 (as amended), or the rules thereunder.

    The Board of Directors may terminate or suspend the 1988 Plan at any time. The 1988 Plan continues indefinitely absent termination by the Board of Directors. No benefits may be awarded under the 1988
Plan after its termination.

FEDERAL TAX CONSEQUENCES

    Nonqualified Stock Option. A participant will not realize any income at the time a Nonqualified Stock Option is granted, nor will the Company be entitled to a deduction at that time. Upon exercise of a Nonqualified Stock Option, the participant will recognize ordinary income (whether the Nonqualified Stock Option price is paid in cash or by the surrender of previously owned Common Stock) in an amount equal to the difference between the option price and the fair market value of the shares to which the Nonqualified Stock Option pertains. The Company will be entitled to a tax deduction in an amount equal to the amount of ordinary income realized by the participant, subject to the limitation on deductions discussed below.

    Restricted Shares. A participant generally will recognize no income for federal income tax purposes at the time Restricted Shares are granted to the participant. An amount equal to the fair market value of the Restricted Shares at the time the restrictions lapse generally is includable in gross income of the participant for the year in which the restrictions lapse. Gain or loss realized upon disposition of Restricted Shares after the restrictions lapse will be taxed as long-term or short-term capital gain or loss depending on the participant's holding period, which begins at the time just after the restrictions lapse, or just after the stock is transferred to the participant, whichever event results in inclusion of income. The basis to the participant generally is equal to the fair market value of the stock at the time the restrictions lapse.

    In two special circumstances an award of Restricted Shares may result in taxable income to a participant for a year ending before the restrictions lapse. First, a participant may elect within 30 days of an award of Restricted Shares to include in gross income the fair market value of the Restricted Shares on the date of the award. If such an election is made and the participant subsequently forfeits the Restricted Shares, no loss will be recognized on account of the forfeiture of the Restricted Shares. Second, the value of Restricted Shares that are subject to restrictions which may result in forfeiture by a senior participant, such as if the senior participant engages in competition with the Company, may be includable in gross income before the end of the Restricted Period of such shares if, based on the particular facts and circumstances of each case, such conditions do not constitute a substantial risk of forfeiture. The fair market value of such Restricted Shares at the time such conditions no longer constitute a substantial risk of forfeiture is includable in the gross income of the participant for the year in which the event occurs.

    The Company is entitled to a deduction at the time and in the amount income is included in the gross income of the participant subject to the limitation on deductions discussed below. Dividends received by the participant on stock prior to the lapse of the restrictions are taxed to the participant as compensation and are deductible by the Company. However, if the value of the Restricted Shares is includable in the gross income of the participant before the end of the Restricted Period, dividends on such shares after the taxable event will not be deductible by the Company. If a participant forfeits previously taxed Restricted Shares, the Company is required to include in income any deductions that it claimed with respect to such Restricted Shares.

    Section 423 Options. If the participant acquires shares under the Employee Stock Purchase Plan and retains the shares until the later of two years after the grant of the purchase right or one year after the transfer of the shares to the participant, the participant will recognize no income on exercise of the right. If the Section
423 Option price of a share acquired by a participant was less than 100% of the fair market value of the share at the time the Section
423 Option was granted, upon subsequent disposition of the shares, which meets the holding requirements, or in the event of the participant's death, the lesser of (i) 15% of the fair market value of the shares on the date the right was granted, and (ii) the excess of the fair market value of the shares at the disposition or death over the purchase price, will be recognized as ordinary income to the participant. The cost basis of the shares to the participant will be the purchase price plus any recognized ordinary income. If the participant does not comply with the foregoing holding requirements, the participant, in the year in which the participant disposes of the shares, will recognize ordinary income equal to the fair market value of the shares on the date the right was exercised less the purchase price. The basis of the shares for computing long-term or short-term gain or loss on the disposition will be the fair market value of the shares at the date the right was exercised.
If the participant complies with the holding requirements, the Company receives no income tax deductions. If the participant does not comply with the holding requirements, the Company will receive, in its taxable year in which the disposition occurs, a deduction equal to the ordinary income recognized by the participant.

    Other Benefits. In general, with respect to other benefits that may be awarded under the 1988 Plan, a participant will not be taxed on any property transferred to the participant if there is a substantial risk of forfeiture. The Company generally will be entitled to a deduction if the value of the property transferred to a participant becomes includable in the income of such participant.

    Limitation on Deductions. Section 162(m) of the Internal Revenue Code limits to $1 million per year the federal income tax deduction available to a public company for compensation paid to its chief executive officer or any of its other four highest paid officers unless certain requirements are met. The 1988 Plan does not meet the requirements of Section 162(m) and it is possible that certain compensation paid under the 1988 Plan would not be deductible in the future. However, the Company currently believes that all amounts under the 1988 Plan will be deductible because the compensation of the officers will either not exceed the limit under Section 162(m) or part of the compensation will be paid under the Performance Plan which does meet the requirements of Section 162(m). (See "Joint Report of the Compensation Committees of the Brokerage Company and the Company".)

ACCOUNTING TREATMENT

    The impact of the 1988 Plan on the Company's reported results of operations under present generally accepted accounting principles is as follows: awards of Restricted Shares will generally be recognized as compensation expense when the services giving rise to the awards are rendered to the Company; and stock options, unless issued in tandem with stock appreciation rights, will have no impact on the reported results of the Company.

    The Board of Directors recommends a vote "FOR" the approval of the amendment to the A.G. Edwards, Inc. 1988 Incentive Stock Plan.

          PROPOSAL 3: APPOINTMENT OF INDEPENDENT AUDITORS

    The Board of Directors, on recommendation of the Audit
Committee, has appointed Deloitte & Touche LLP, Certified Public
Accountants, as independent auditors of the Company for the fiscal year ending February 29, 2000.

    Deloitte & Touche LLP or its predecessor firms have served as the independent auditors of the Company since its incorporation in 1983 and of the Brokerage Company for more than fifty years. A representative of Deloitte & Touche LLP will be present at the 1999 Annual Meeting, will have the opportunity to make a statement and will be available to respond to appropriate questions.

    Although this appointment is not required to be submitted to a vote of stockholders, the Board of Directors believes it is appropriate to request that the stockholders ratify the appointment of Deloitte & Touche LLP as independent auditors of the Company for the fiscal year ending February 29, 2000. If the stockholders do not ratify, the Audit Committee will investigate the reasons for stockholder rejection and the Board of Directors will reconsider the appointment.

    The Board of Directors recommends a vote "FOR" the ratification of the appointment of Deloitte & Touche LLP as independent auditors.

                       STOCKHOLDER PROPOSALS

    Any stockholder proposals to be presented at the 2000 Annual Meeting of Stockholders must be received by the Company no later than January 18, 2000 at its principal executive office at One North Jefferson Avenue, St. Louis, Missouri 63103 in order to be considered for inclusion in the Company's proxy statement and proxy relating to that meeting.

    Stockholders wishing to nominate one or more candidates for election to the Board of Directors, or propose any other business to be considered at any stockholder meeting, must comply with a Bylaw provision dealing with such matters. Pursuant to the Company's Bylaw provision, any stockholder of record of the Company eligible to vote in an election of directors may nominate one or more candidates for election to the Board of Directors, or propose business to be brought before a stockholder meeting, by giving written notice to the Company not less than 60 nor more than 90 days prior to the date of the meeting (if the Company gives less than 70 days notice or prior public disclosure of the date of the meeting, then the notice by the stockholder must be received by the Company not later than the close of business on the tenth day following the date on which the Company mailed the notice of the meeting or the date on which public disclosure was made). The notice by the stockholder should be sent to the Secretary of the Company at the address stated in the preceding paragraph.

    The notice by the stockholder to the Company must contain: (1) the name and address of the stockholder who intends to make any nomination or propose the business, (2) the name and address of the candidate or candidates to be nominated (if applicable), (3) a written statement from any proposed nominee that the nominee consents to be named as a nominee and to serve as a director of the Company if elected (if applicable), (4) a representation that the stockholder is a holder of record of Company stock entitled to vote at the meeting and whether the stockholder intends to appear in person or by proxy at the meeting, (5) a description of all arrangements or understandings, if any, between the stockholder and each nominee and anyone else pursuant to which any nomination is to be made by the stockholder (if applicable), and (6) such other information regarding each nominee or each matter of business to be proposed as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission had the nominee been nominated, or the matter been proposed, by the Board of Directors.

    At any stockholder meeting, the Chairman of the meeting may refuse to acknowledge the nomination of any person, or the proposal of any business, not made in compliance with the Bylaws. The foregoing requirements are separate from and in addition to the requirements a stockholder must meet to have a proposal included in the Company's proxy statement for any meeting. Any stockholder desiring a copy of the Company's Bylaws will be furnished one without charge upon written request sent to the Secretary of the Company at the address stated above.

                           OTHER MATTERS

    The Board of Directors knows of no other business to be brought before the meeting. If any other matters properly come before the meeting, the proxies will be voted on such matters in accordance with the judgment of the persons named as proxies therein, or their substitutes, present and acting at the meeting.

May 17, 1999

                            ---------------------------------------------

                                           Proxy Statement
                                           and
                                           Notice of the
                                           Annual Meeting
                                           of Stockholders
                                           to be held
                                           June 24, 1999






                                           [A. G. EDWARDS, INC. LOGO]

                                           One North Jefferson Avenue
                                           St. Louis, Missouri 63103

                            ---------------------------------------------

        A.G. Edwards, Inc. [LOGO]                  VOTE BY TELEPHONE
                                              24 HOURS A DAY, 7 DAYS A WEEK
               TELEPHONE
              800-481-9819                                 MAIL

Use any touch-tone telephone to vote your    Mark, sign and date your proxy
proxy. Have your proxy card in hand when     card and return it in the postage-
you call. You will be prompted to enter      paid envelope we have provided.
your control number, located in the box
below, and then follow the simple
directions.

Your telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned the proxy card.






                                                    ---------------------
CALL TOLL-FREE TO VOTE * IT'S FAST AND CONVENIENT    CONTROL NUMBER FOR
                   800-481-9819                          TELEPHONE
                                                    ---------------------

       DETACH PROXY FORM HERE IF YOU ARE NOT VOTING BY TELEPHONE
-------------------------------------------------------------------------

    /   /

     PROXY SOLICITED BY THE BOARD OF DIRECTORS OF A.G. EDWARDS, INC.

1. ELECTION OF   FOR all nominees    WITHHOLD AUTHORITY to  *EXCEPTIONS / /
   DIRECTORS     Listed below  / /   vote for all nominees
                                     listed below.     / /

   Nominees: Benjamin F. Edwards III, Samuel C. Hutchinson, Jr., Robert L. Proost (INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "EXCEPTIONS" BOX AND WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW).
   *Exceptions
              ------------------------------------------------------------

2. To approve an amendment to the Company's 1988 Incentive Stock Plan to increase the number of shares available.

   FOR / /   AGAINST / /  ABSTAIN / /

3. To ratify the selection of Deloitte & Touche LLP as independent auditors of the Company.

   FOR / /   AGAINST / /  ABSTAIN / /

4. In their sole discretion on such other matters as may properly come before such meeting and any adjournment or adjournments thereof.


                       Change of Address or
                       Comments Mark Here    / /

The signature on this Proxy should correspond exactly with stockholder's name as printed to the left. In the case of joint tenancies, co-executors, or co-trustees, both should sign. Persons signing as Attorney, Executor, Administrator, Trustee or Guardian should give their full title.

Dated:                                                        , 1999
      --------------------------------------------------------

--------------------------------------------------------------------
                             Signature

--------------------------------------------------------------------
                             Signature

VOTES MUST BE INDICATED
(X) IN BLACK OR BLUE INK.    / /

(PLEASE SIGN, DATE AND RETURN THIS PROXY IN THE ENCLOSED POSTAGE PREPAID
ENVELOPE)



                         PLEASE DETACH HERE
          YOU MUST DETACH THIS PORTION OF THE PROXY CARD
           BEFORE RETURNING IT IN THE ENCLOSED ENVELOPE

                          A.G. Edwards, Inc. [LOGO]

                                                              May 17, 1999

Dear Stockholder:

     The 1999 Annual Meeting of Stockholders of A.G. Edwards, Inc. will be held at the home office of the Company, One North Jefferson Avenue, St. Louis, Missouri, 63103 on Thursday, June 24, 1999, at 10:00 a.m. local time. At the meeting, stockholders will elect three directors, act on a proposal to approve an amendment to the Company's 1988 Incentive Stock Plan to increase the number of shares of Common Stock available under the Plan, act on a proposal to ratify the appointment of the independent auditors of the Company for the fiscal year ending February 29, 2000, and transact such other business as may properly come before the meeting.

     It is important that your shares be represented at the meeting. Whether or not you plan on attending the meeting, please review the enclosed proxy materials and vote by telephone or by completing the proxy form attached below and mailing the proxy form in the envelope provided.

          PLEASE VOTE BY TELEPHONE AS EXPLAINED ON THE REVERSE SIDE
                                    OR
           DETACH AND MARK THE PROXY, SIGN IT AND RETURN IT IN THE
               POSTAGE PAID ENVELOPE ENCLOSED IN THIS PACKAGE.





          DETACH PROXY FORM HERE IF YOU ARE NOT VOTING BY TELEPHONE
----------------------------------------------------------------------------

                        A. G. Edwards, Inc. [LOGO]
                      PROXY/VOTING INSTRUCTION CARD

       THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
        A.G. EDWARDS, INC. FOR THE ANNUAL MEETING ON JUNE 24, 1999.

     The undersigned stockholder of A.G. Edwards, Inc., a Delaware corporation (the "Company"), hereby appoints Benjamin F. Edwards III and Douglas L. Kelly, or either of them, each with full power of substitution, proxies or proxy of the undersigned, to vote all the shares of Common Stock of the Company that the undersigned would be entitled to vote if personally present at the meeting of the stockholders of the Company, to be held on Thursday, June 24, 1999, at 10:00 a.m., local time, at the home office of the Company, One North
Jefferson Avenue, St. Louis, Missouri, and at any adjournments thereof, hereby revoking any proxy heretofore given.

     THIS PROXY WILL BE VOTED AS SPECIFIED IN THE SPACES PROVIDED THEREFOR OR, IF NO SUCH SPECIFICATION IS MADE, IT WILL BE VOTED "FOR" PROPOSALS 1, 2 AND 3.

          (Continued, and to be signed and dated on reverse side.)


                                          A. G. EDWARDS. INC.
                                          P.O. BOX 11321
                                          NEW YORK, N.Y. 10203-0321

                                                            Appendix A

                           A.G. EDWARDS, INC.

                       1988 INCENTIVE STOCK PLAN

                            1995 RESTATEMENT


                                RECITALS

     This Plan originally became effective in April 1988. It was amended in (1) June 1990 by the stockholders of the Company to increase the number of shares of Common Stock available under the Plan to 4,060,000 shares (which number has since been adjusted to 7,612,500 shares to reflect a 50% and a 25% stock dividend, treated as a stock split), (2) April 1992 by the Board of Directors to comply with changes under Section 16(b) of the Exchange Act and (3) June 1992 by the stockholders of the Company to increase the number of shares of Common Stock available under the Plan to 13,862,500 shares (which number has since been adjusted to 17,328,125 to reflect a 25% stock dividend, treated as a stock split).

     The Company now wishes to amend the Plan to increase the number of shares available under the Plan to 26,328,125, subject to approval of the stockholders of the Company, and to make certain other changes.

     NOW, THEREFORE, effective June 22, 1995, the Plan is hereby amended and restated in its entirety as follows:

1.   PURPOSE.

     The purpose of the A.G. Edwards, Inc. 1988 Incentive Stock Plan (the "Plan") is to motivate employees of A.G. Edwards, Inc. (the
"Company") and its subsidiaries through added incentives to make a maximum contribution to Company objectives.

2.   DEFINITIONS.

     As used in the Plan, the following words shall have the following meanings:

     "Administrator" has the meaning ascribed to it in Section 3(a) of the Plan.

     "Award Amount" has the meaning ascribed to it in Section 5(b) of the Plan.

     "Benefits" means the benefits awarded to Participants as described in Sections 5 through 9 of the Plan. Benefits may be awarded separately or in any combination.

     "Board of Directors" means the Board of Directors of the Company.

     "Business Day" means any day on which the New York Stock Exchange is open for business.

     "Change in Control" means the occurrence of any of the following events without the prior approval of the Board of Directors: (a) a merger, consolidation or reorganization of the Company in which the Company does not survive as an independent entity; (b) a sale of all or substantially all of the assets of the Company; (c) the first purchase of shares of Common Stock of the Company pursuant to a tender or exchange offer for more than 20% of the Company's outstanding shares of Common Stock; or (d) any change in control of a nature that, in the opinion of the Board of Directors, would be required to be reported under the federal securities laws; provided that such a change in control shall be deemed to have occurred if (i) any person is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing 40% or more of the combined voting power of the Company's then outstanding securities; or (ii) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board of Directors of the Company cease for any reason to constitute a majority thereof unless the election of any director, who was not a director at the beginning of the period, was approved by a vote of at least 70% of the directors then still in office who were directors at the beginning of the period.

     "Code" means the Internal Revenue Code of 1986, as amended.
Reference to a section of the Code shall include: (i) that section and any comparable section or sections of any future legislation that amends, supplements or supersedes that section, and (ii) any rules or regulations promulgated under such section.

     "Common Stock" means the $1.00 par value common stock of the Company, together with the Common Stock Purchase Rights (as described in the Rights Agreement dated December 30, 1988 by and between the Company and Boatmen's Trust Company, as Rights Agent) associated with such common stock.

     "Company" has the meaning ascribed to it in Section 1 of the Plan.

     "Competition with the Company" means, with respect to any individual, owning, managing, controlling, participating in or becoming connected with, as an officer, employee, partner, stockholder, consultant or otherwise, any business, individual, partnership or corporation that is engaged significantly, or is planning to become engaged significantly, in a business which, directly or indirectly, competes with a business of the Company or a Subsidiary; provided, merely acquiring or holding shares of any business entity that has its securities listed on a national securities exchange or quoted in the daily listing of over-the-counter market securities shall not constitute such competition so long as such individual and members of such individual's family do not own more than 1% of the voting securities of such an entity.

     "Corporate Executive Bonus" has the meaning ascribed to it in
Section 4 of the Plan.

     "Corporate Executive Bonus Plan" has the meaning ascribed to it in
Section 4 of the Plan.

     "Date of Grant" has the meaning ascribed to it in Section 7(b) of the Plan.

     "Deferred Award Date" has the meaning ascribed to it in Section 6(e) of the Plan.

     "Disability" means a total and permanent disability that renders a Participant unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or that has lasted or can be expected to last for a continuous period of not less than three years.

     "Disinterested Administrator" means an Administrator composed of the Board of Directors, if each member is a disinterested person, or a committee of two or more directors of the Company, each of whom is a disinterested person.

     "Disinterested Person" shall have the meaning set forth in Rule 16b-3(c)(2)(i) promulgated under Section 16 of the Exchange Act, or any successor rule thereto.

     "Eligible Employee" has the meaning ascribed to it in Section 4 of the Plan.

     "Employee" means any individual who is employed by the Company or a Subsidiary.

     "Employee Stock Purchase Plan" has the meaning ascribed to it in
Section 7 of the Plan.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended. Reference to a section of the Exchange Act shall include: (i) that section and any comparable section or sections of any future legislation that amends, supplements or supercedes that section, and
(ii) any rules or regulations promulgated under such section.

     "Exercise Price" has the meaning ascribed to it in Section 5(d) of the Plan.

     "Incentive Stock Options" has the meaning ascribed to it in
Section 8 of the Plan.

     "Market Value" means, with respect to a share of Common Stock on a particular date, the average of the highest and lowest quoted selling prices on the particular date. If there are no sales on that date, the Market Value shall be the weighted average of the mean between the highest and lowest quoted selling prices on the nearest date before and the nearest date after that date. Such average shall be weighted inversely by the respective number of trading days between the selling dates and the valuation date.

     "Offered Shares" has the meaning ascribed to it in Section 7(b) of the Plan.

     "Offering" has the meaning ascribed to it in Section 7 of the Plan.

     "Offering Period" has the meaning ascribed to it in Section 7(e) of the Plan.

     "Option Award Date" has the meaning ascribed to it in Section 5(a) of the Plan.

     "Option Award Amount" has the meaning ascribed to it in Section 5(c) of the Plan.

     "Option Awards" has the meaning ascribed to it in Section 5(a) of the Plan.

     "Option Determination Date" has the meaning ascribed to it in
Section 5(a) of the Plan.

     "Options" has the meaning ascribed to it in Section 5(a) of the Plan.

     "Over 60 Participant" has the meaning ascribed to it in Section 6(e) of the Plan.

     "Participant" means each eligible Employee who receives a Benefit or an award of Benefits under the Plan.

     "Phantom Stock Credits" has the meaning ascribed to it in Section 6(e) of the Plan.

     "Plan" has the meaning ascribed to it in Section 1 of the Plan.

     "Purchase Price" has the meaning ascribed to it in Section 7(d) of the Plan.

     "Reporting Person" means any person who is an officer or director, within the meaning of the Exchange Act, and the rules and regulations promulgated thereunder, of the Company.

     "Restricted Period" has the meaning ascribed to it in Section 6(c)(1) of the Plan.

     "Restricted Share Award Amount" has the meaning ascribed to it in
Section 6(b) of the Plan.

     "Restricted Share Award Date" has the meaning ascribed to it in
Section 6(a) of the Plan.

     "Restricted Share Awards" has the meaning ascribed to it in
Section 6(a) of the Plan.

     "Restricted Share Determination Date" has the meaning ascribed to it in Section 6(a) of the Plan.

     "Restricted Shares" has the meaning ascribed to it in Section 6(a) of the Plan.

     "Rule 16b-3" means Rule 16b-3 promulgated under Section 16 of the Exchange Act, or any successor rule thereto.

     "Section 423 Options" has the meaning ascribed to it in Section 7(a) of the Plan.

     "Senior Participant" has the meaning ascribed to it in Section 5(f) of the Plan.

     "Stock Purchase Plan Eligible Employee" has the meaning ascribed to it in Section 7(a) of the Plan.

     "Subsidiary" means any corporation, partnership, joint venture or business trust, control of which is owned, directly or indirectly, by the Company; provided, for the purpose of any Incentive Stock Options and options granted pursuant to the Employee Stock Purchase Plan, "Subsidiary" shall have the same meaning as the term "subsidiary corporation" as defined in Section 424 of the Code.

     "Termination of Employment," whether or not capitalized when used herein, or any other similar phrase used herein to refer to the employment of an Employee with the Company being terminated means the Employee ceases to be employed by the Company whether the cessation of employment is voluntary or involuntary and regardless of whether the employment of the Employee with the Company ceases because the Employee quits, is discharged, retires, is disabled or dies.

     "Termination for Aggravated Cause" means a Termination of Employment (whether voluntary or involuntary) because any of the following acts or events have occurred: any action or failure to act by a Participant that results in or is likely to result in detriment to the Company or any of its Subsidiaries, employees or customers; violation of any securities law; dishonesty whether or not resulting in a direct or indirect monetary loss; insubordination; drunkenness; use of harmful drugs; willful destruction of property; provocation or continuous agitation of the Company's or any Subsidiary's customers or employees; or conviction of a felony or a misdemeanor.

     "Vesting Period" has the meaning ascribed to it in Section 5(d) of the Plan.

3.   ADMINISTRATION.

     (a) Appointment. The Plan shall be administered by the Board of Directors of the Company or by one or more committees the members of which need not be members of the Board of Directors (collectively, the "Administrator") appointed by the Board of Directors. Such a committee may be appointed by designating another committee, such as the Compensation Committee of A.G. Edwards & Sons, Inc., to serve as Administrator. All of the duties of the Administrator may be assigned to one committee or, if the Board of Directors appoints more than one committee to serve as Administrator, the Board of Directors may allocate the specific duties of the Administrator among such committees. A particular committee to whom a specific duty is so allocated shall have the sole responsibility and authority for carrying out such duty. A committee shall continue to serve in its appointed role until its role is terminated or changed by the Board of Directors.

     (b) Duties. Subject to the provisions of the Plan, the Administrator shall have exclusive authority to interpret and administer the Plan (including, without limitation, developing or approving forms to implement all or any part of the Plan), to delegate its authority and duties under the Plan, and to take all such steps and make all such rules or determinations in connection with the Plan and any of the Benefits provided by the Plan as it may deem necessary or advisable (including, without limitation, rules relating to any tax withholding requirements, designation of beneficiaries, ownership of shares in joint names and restoration of awards for rehired Participants); provided, however, the Administrator shall not have the authority to change the amount, price or timing of any Benefits awarded by the terms of any formula contained in the Plan; provided, further, with respect to the forfeiture of any Benefits, only a Disinterested Administrator may make a determination that a Reporting Person has incurred a Termination for Aggravated Cause.

4.   ELIGIBILITY.

     "Eligible Employee" shall include any individual who is an Employee of the Company or a Subsidiary at the time Benefits under the Plan are awarded and who (i) is a non-Reporting Person who satisfies the eligibility requirements established by the Administrator, from time to time, taking into account such factors as the Administrator may consider relevant (which may include, but need not include, the nature of services rendered by the Employee or the capacity of the Employee to contribute to the success of the Company), or (ii) is a Reporting Person who is a participant in the "Corporate Executive Bonus Plan" as of October 1, and as of the last day, of the fiscal year of the Company for which the Benefits are awarded.

     For the purposes of this Section 4 and Section 5: (i) "Corporate Executive Bonus Plan" means the compensation plan by such name together with the Performance Plan for Executives each as adopted by the Company or a subsidiary of the Company, and shall continue to refer to such plans even if the name or terms of such plans are changed in the future, whereby officers of the Company and Subsidiaries who are not otherwise eligible for or who do not otherwise receive variable compensation or bonuses participate in a defined bonus pool, and (ii) "Corporate Executive Bonus" means a bonus received by an Eligible Employee from the Corporate Executive Bonus Plan. The terms and conditions relating to the Corporate Executive Bonus Plan with respect to Reporting Persons, including, without limitation, the requisite qualifications for Employees who are Reporting Persons, shall not be changed more frequently than is permitted for a change in the amount, price or timing of any Benefits awarded by the terms of any formula contained in the Plan, and any such change shall be deemed to be a change and amendment to the Plan.

5.   STOCK OPTIONS.

     (a)  Grant and Time of Award.  Subject to each Eligible
Employee's election under Section 5(c), options ("Options") shall be granted to Eligible Employees to purchase shares of Common Stock from the Company on the terms specified herein. Options shall be in the form of "Nonqualified Stock Options," which are not intended to qualify as incentive stock options within the meaning of Section 422A of the Code. Awards of Options ("Option Awards") shall be made for each fiscal year of the Company during the term of the Plan as of the last day of each such fiscal year (an "Option Award Date"). The amount of the Option Awards on a specific Option Award Date shall be determined in accordance with Sections 5(b) and (c) as soon as administratively practical after the end of each such fiscal year (an "Option Determination Date").

     (b) Amount of Award. The total amount of the award (the "Award Amount") for both Options and Restricted Shares (as hereinafter defined) to which an Eligible Employee is entitled for any specific fiscal year of the Company shall be equal to: (i) 25% of such Eligible Employee's Corporate Executive Bonus for such fiscal year if such Eligible Employee is a Reporting Person or (ii) such amount as may be determined by the Administrator if such Eligible Employee is a non-Reporting Person. The Award Amount hereunder to an Eligible Employee is for services rendered by the Eligible Employee during the fiscal year of the Company on which such Award Amount is based. In no event shall the Award Amount for any specific Eligible Employee in any given fiscal year of the Company beginning on or after March 1, 1995 exceed $100,000. If an Eligible Employee (who is a Reporting Person) does not receive a Corporate Executive Bonus for any specific fiscal year of the Company for which awards of Benefits are to be made, he will not be entitled to an award of Options or Restricted Shares for that fiscal year.

     (c) Election of Awards. An Eligible Employee may elect to receive his Award Amount in any specific fiscal year of the Company as
(i) 100% Restricted Shares; (ii) 50% Restricted Shares and 50% Options, or (iii) 100% Options. An Eligible Employee's Award Amount in any specific fiscal year of the Company will automatically be divided 50% Restricted Shares and 50% Options if his election form is not received within the time period specified by the Administrator. The portion of any Award Amount elected, or deemed elected, by an Eligible Employee to be received as Options is hereafter referred to as an "Option Award Amount."

     The number of shares of Common Stock subject to Options awarded to a Participant for a specific fiscal year of the Company shall be determined by dividing such Participant's Option Award Amount for such fiscal year by the greater of (a) the Market Value of a share of Common Stock on the applicable Option Determination Date, or (b) $16 (subject to adjustment as referred to in Section 10), and multiplying such number by 2.5. All calculations shall be rounded down to the nearest whole share.

     (d) Exercise. Options shall entitle a Participant to purchase shares of Common Stock at a price (an "Exercise Price") per share equal to the Market Value of the Common Stock on the applicable Option Determination Date. Options shall become exercisable three (3) years after the applicable Option Award Date (a "Vesting Period"), and must be exercised no later than eight (8) years, unless extended, after the applicable Option Award Date. Any Vesting Period shall be extended by the length of any leave of absence, except a leave of absence for medical reasons approved in writing by the Administrator. Options that are not exercised within eight (8) years (unless extended) after the applicable Option Award Date will lapse. A Participant may exercise all of his vested Options in any order and at one time or at different times for less than the total amount until all of his vested Options have been exercised. A Participant may exercise his Options only by giving the Administrator written notice of his intent to exercise his Options. The written notice must be in a form acceptable by the Administrator. When a Participant exercises an Option, the applicable Exercise Price is payable to the Company in full in cash; provided, the Administrator may permit a Participant to pay for all or any part of the Common Stock purchased on exercise of an Option with shares of Common Stock (valued at their Market Value on the date of the exercise) already owned by the Participant or acquired pursuant to the exercise of his Options.

     (e)  Restrictions.

          (1) Assignment. During a Participant's lifetime, Options shall be exercisable only by the Participant. A Participant cannot transfer or assign his Options awarded under the Plan other than by will or by the laws of descent and distribution.

          (2) Forfeiture. A Participant will forfeit his unvested Options if his employment with the Company is terminated for any reason other than death or Disability on or before the end of any applicable Vesting Period. A Termination of Employment shall not be deemed to occur if a Participant merely transfers from the Company to a Subsidiary, from one Subsidiary to another Subsidiary or from a Subsidiary to the Company.

          (3)  Termination of Restrictions.

               (A) If a Participant's employment is terminated before the end of any applicable Vesting Period because of death or Disability, his unvested Options may be exercised by him (or his beneficiary, personal representative or distributee, as applicable) during a five-year exercise period beginning as of the date of such Termination of Employment, but in no event later than the expiration of the applicable original exercise period.

               (B)  Any Vesting Period shall end and all unvested
          Options shall become exercisable immediately upon a Change in Control.

          (4) No Rights as a Stockholder. No person entitled to exercise any Option granted under the Plan shall have any of the rights or privileges of a stockholder of the Company with respect to shares issuable upon exercise of such Option until certificates representing such shares shall have been issued and delivered to such person.

     (f) Awards for Senior Participants. The terms of this Section 5(f) shall apply to any unvested Options held by a Participant age 57 or older (a "Senior Participant"). The following percentage of shares subject to any unvested Option held by a Senior Participant shall not be forfeited (but shall remain subject to any applicable Vesting Period) merely because such Senior Participant's employment with the Company is terminated (other than a Termination for Aggravated Cause):

------------------------------------------------------
    ATTAINED AGE AT                      PERCENT
TERMINATION OF EMPLOYMENT             NOT FORFEITED
------------------------------------------------------
57 but less than 58                        25%
------------------------------------------------------
58 but less than 59                        50%
------------------------------------------------------
59 but less than 60                        75%
------------------------------------------------------
60 and over                               100%
------------------------------------------------------

     Upon a Termination for Aggravated Cause, a Senior Participant shall forfeit all unvested Options. A Senior Participant who engages in Competition with the Company within any Vesting Period shall forfeit his unvested Options at the time such Competition with the Company commences. All of the Options of a Senior Participant shall become fully vested immediately upon a Change in Control. Any restrictions, terms or conditions in this Section 5 applicable to Options generally shall apply to a Senior Participant's Options to the extent they are not inconsistent with the provisions of this Section 5(f).

6.   RESTRICTED SHARES.

     (a)  Time of Award.  "Restricted Shares" are shares of Common
Stock that are subject to certain restrictions on their disposition and to the rights of the Company to reacquire such shares upon the occurrence of certain events, all on the terms specified in the Plan. Subject to an Eligible Employee's election under Section 5(c), Restricted Shares shall be awarded to Eligible Employees on the terms specified herein. Awards of Restricted Shares ("Restricted Share Awards") shall be made for each fiscal year of the Company during the term of the Plan as of the last day of each such fiscal year (a "Restricted Share Award Date"). The amounts of the Restricted Share Awards shall be determined in accordance with Section 6(b) as soon as administratively practical after the end of each such fiscal year (a "Restricted Share Determination Date").

     (b) Amount of Award. The portion of an Award Amount in any specific fiscal year that is available for Restricted Shares (a "Restricted Share Award Amount") shall be equal to such Award Amount less any Option Award Amount elected, or deemed elected, pursuant to
Section 5(c) with respect to such Award Amount. The number of Restricted Shares awarded to a Participant for any specific fiscal year of the Company is determined by dividing the Participant's Restricted Share Award Amount for such fiscal year by the greater of (a) the Market Value of the Common Stock on the applicable Restricted Share Determination Date and (b) $16 (subject to adjustment as referred to in Section 10). All calculations shall be rounded down to the nearest whole share.

     (c)  Restrictions.

          (1) Restricted Period. Restricted Shares shall be subject to the restrictions described herein for three (3) years from their applicable Restricted Share Award Date (a "Restricted Period"). Any Restricted Period shall be extended by the length of any leave of absence, except a leave of absence for medical reasons approved in writing by the Administrator.

          During any Restricted Period, a Participant will have the entire beneficial ownership and the right to vote his Restricted Shares and receive any dividends thereon; provided, however, a Participant may not sell, transfer, pledge or otherwise dispose of or encumber his Restricted Shares (other than by will or by the laws of descent and distribution) during any applicable Restricted Period. A Participant shall not be entitled to delivery of a certificate representing shares of Common Stock until the expiration of the Restricted Period applicable to such shares as Restricted Shares.

          (2) Forfeiture. A Participant will forfeit his Restricted Shares if his employment with the Company is terminated for any reason other than death or Disability within any Restricted Period. A termination of employment shall not be deemed to occur if a Participant merely transfers from the Company to a Subsidiary, from one Subsidiary to another Subsidiary or from a Subsidiary to the Company.

          (3)  Termination of Restrictions.

               (A) If a Participant's employment with the Company is terminated during any Restricted Period because of death or Disability, the restrictions on his Restricted Shares will end and he (or his beneficiary, personal representative or distributee, as applicable) will be entitled to receive and retain his Restricted Shares.

               (B) A Restricted Period shall end, and Participants shall have a nonforfeitable right to their Restricted
          Shares, immediately upon a Change in Control.

     (d) Awards for Senior Participants. The terms of this Section 6(d) shall apply to any Restricted Shares held by a Senior Participant, except as may be provided in Section 6(e). A percentage of any Restricted Shares held by a Senior Participant shall not be forfeited (but shall remain subject to their restrictions during any applicable Restricted Period) merely because such Senior Participant's employment with the Company is terminated (other than a Termination for Aggravated Cause). Such percentage shall be determined in the same manner as for Options pursuant to Section 5(f). Upon a Termination for Aggravated Cause, a Senior Participant shall forfeit all of his Restricted Shares still subject to a Restricted Period at the time of termination. A Senior Participant who engages in Competition with the Company during any Restricted Period shall forfeit all of his Restricted Shares subject to a Restricted Period at the time such Competition with the Company commences. A Restricted Period applicable to a Senior Participant's Restricted Shares shall end upon a Change in Control. Any restrictions, terms or conditions in this Section 6 applicable to Restricted Shares generally shall apply to a Senior Participant's Restricted Shares to the extent they are not inconsistent with the provisions of this Section 6(d).

     (e) Phantom Stock Credits. An Eligible Employee who is 60 years of age or older (an "Over 60 Participant") on any Restricted Share Award Date, and who elects to receive Restricted Shares as all or part of his award, shall not be awarded Restricted Shares on that date. Instead, such an Over 60 Participant shall be awarded "Phantom Stock Credits" which will serve as the basis for an award of Restricted Shares two years after such a Restricted Share Award Date (a "Deferred Award Date"), with each Phantom Stock Credit representing the right to receive one share of Restricted Stock. An account shall be established for each Over 60 Participant to show the number of Phantom Stock Credits allocated to him. The award of Phantom Stock Credits allocated to such an account for any specific fiscal year of the Company shall be in an amount that will entitle such Over 60 Participant to the number of Restricted Shares to which such Over 60 Participant would have been entitled to receive under the applicable award formula if such Over 60 Participant had been younger than 60 years of age on the applicable Restricted Share Award Date.

     The number of Phantom Stock Credits in an Over 60 Participant's account shall be adjusted to reflect dividends on the Common Stock on each dividend record date after the applicable Restricted Share Determination Date. The number of additional Phantom Stock Credits allocated to an Over 60 Participant's account for a cash dividend shall equal the total amount of each such dividend imputed to such Over 60 Participant (the per share dividend multiplied by the number of Phantom Stock Credits in such Over 60 Participant's account before such increase) divided by the Market Value of the Common Stock on the record date of the dividend. The number of additional Phantom Stock Credits allocated to an Over 60 Participant's account for a stock dividend shall equal the number of additional shares of Common Stock to which such Over 60 Participant would have been entitled if he had been the holder of a number of shares of Common Stock equal in number to the number of Phantom Stock Credits allocated to his account as of that dividend record date before such increase. The number of Phantom Stock Credits allocated to an Over 60 Participant's account instead of dividends will be added to the total number of such Over 60

Participant's Phantom Stock Credits for calculating future amounts to be allocated in lieu of dividends.

     Over 60 Participants cannot transfer or assign their Phantom Stock Credits awarded under the Plan other than by will or by the laws of descent and distribution. If an Over 60 Participant's employment is terminated (other than a Termination for Aggravated Cause), he shall not forfeit the right to an award of Restricted Shares on any Deferred Award Date, nor shall he forfeit Restricted Shares awarded on any Deferred Award Date, merely because of such a termination. If an Over 60 Participant's employment is terminated before any Deferred Award Date because of death or Disability, such Over 60 Participant (or his beneficiary, personal representative or distributee, as applicable) shall be entitled to receive at the time of such termination a stock certificate for the whole number of shares of Common Stock equal to the number of Phantom Stock Credits then credited to his account (rounded down to the nearest whole number of shares). Any Deferred Award Date shall occur and any applicable Restricted Period for Restricted Shares awarded shall end immediately upon a Change in Control.

     If an Over 60 Participant's termination is a Termination for Aggravated Cause, he shall forfeit the right to an award of Restricted Shares based on any Phantom Stock Credits attributable to his account and shall forfeit all shares of Restricted Shares still subject to a Restricted Period at the time of his Termination for Aggravated Cause. An Over 60 Participant who engages in Competition with the Company before any Deferred Award Date or the end of any Restricted Period shall forfeit his Phantom Stock Credits and Restricted Shares.

     As of any specific Deferred Award Date, each Over 60 Participant shall be awarded that number of shares of Restricted Shares equal to the number of Phantom Stock Credits (rounded down to the nearest whole share) then credited to his account for the applicable award year. Restricted Shares awarded as of any Deferred Award Date shall be subject to all of the previously described terms and restrictions applicable to Restricted Shares, to the extent they are not inconsistent with the provisions of this Section 6(e), except that any applicable Restricted Period shall be for only nine months unless extended during a leave of absence. Over 60 Participants have no rights as stockholders with respect to their Phantom Stock Credits until their Restricted Shares are awarded.

7.   EMPLOYEE STOCK PURCHASE PLAN.

     Solely for purposes of the Code, this Section 7 shall be treated as a separate plan and referred to as the A.G. Edwards, Inc. Employee Stock Purchase Plan ("Employee Stock Purchase Plan"). Notwithstanding anything to the contrary in the Plan, the following provisions shall apply to any options ("Section 423 Options") to purchase Common Stock awarded Participants ("Offering") in accordance with this Section 7:

     (a)  Eligibility.   Section 423 Options awarded in accordance
with the Employee Stock Purchase Plan shall be granted only to Employees. To be eligible for an award of Section 423 Options in any specific Offering, an Employee (a "Stock Purchase Plan Eligible Employee") must: (i) be a full-time Employee or part-time salaried Employee on October 1 and on the Date of Grant (as hereinafter defined) for such Offering and (ii) have one year of employment with the

Company or a Subsidiary or one year of experience in the securities industry during the 10 years preceding the Date of Grant for such Offering. Securities industry experience shall include such experience as may be determined by the Administrator.

     Irrespective of any other provision of the Plan or the Employee Stock Purchase Plan, no Section 423 Option may be granted to an Employee who owns stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or a Subsidiary as determined in accordance with Section 423(b)(3) of the Code; and no
Section 423 Option may be granted to any Employee if such option permits the Employee's rights to purchase stock under all employee stock purchase plans (as defined in Section 423 of the Code) of the Company or any Subsidiary to accrue at a rate that exceeds Twenty-Five Thousand Dollars ($25,000.00) of Market Value of such stock (determined at the time the Section 423 Option is granted) for each calendar year in which such option is outstanding at any time.

     (b) Timing of Offerings. An Offering shall be made for each fiscal year of the Company during the term of the Plan as of the first Business Day in October of each such fiscal year. The total number of shares offered ("Offered Shares") to all Stock Purchase Plan Eligible Employees in any specific Offering shall be determined by the Administrator. Subject to a Stock Purchase Plan Eligible Employee's election to participate in an Offering pursuant to Section 7(e), Section 423 Options shall be granted to each individual who is a Stock Purchase Plan Eligible Employee on the Date of Grant of any Offering. For purposes of this Section 7, "Date of Grant" shall have the same meaning as set forth in Treasury Regulation 1.421-7(c).

     (c) Amount of Shares Purchasable. Section 423 Options granted to a Participant in connection with any specific Offering shall entitle such Participant to purchase individually at the end of the applicable Offering Period (as hereinafter defined) his proportionate share of the Offered Shares for such Offering, based on the percentage that his individual contributions represent of the total contributions of all Stock Purchase Plan Eligible Employees with respect to such Offering; provided, however, a Stock Purchase Plan Eligible Employee may not purchase more than $25,000 worth of Common Stock as provided in Section 7(a).

     Only full shares of Common Stock may be purchased, and no fractional shares will be issued; provided, any amounts not used to purchase Common Stock shall be refunded on terms established by the Administrator. If any Offering is oversubscribed, any amount received from any Participant that is not used to purchase Common Stock shall be refunded on terms established by the Administrator. No Section 423 Option awarded in accordance with the terms of the Employee Stock Purchase Plan shall be transferable otherwise than by will or by the laws of descent and distribution, and shall be exercisable only by the Participant to whom it is granted or by a transferee as permitted herein.

     (d) Purchase Price. The price ("Purchase Price") per share at which Participants can purchase Common Stock pursuant to their Section 423 Options granted with respect to any specific Offering shall be the lesser of the following two amounts: (1) the greater of (A) 85% of the Market Value of the Common Stock on the applicable Date of Grant, or (B) 85% of the average of the Market Values of the Common Stock on the first Business Day of each month for thirteen (13) consecutive months from and including the month of the applicable Date of Grant; and (2) 85% of the Market Value on the first Business Day in October of the next year after the applicable Date of Grant.

     (e) Participation and Contributions. To participate in any specific Offering, a Stock Purchase Plan Eligible Employee must elect to contribute between 1% and 10% of his total cash compensation (based on salary, commission, bonus and overtime) paid during the period from the applicable Date of Grant until the first Business Day in October of the next year after such date (an "Offering Period").

     During any Offering Period, a Participant may not increase or decease his contributions; provided, he may stop future contributions for the remainder of such Offering Period and either use amounts contributed up to that date to purchase Common Stock at the end of the Offering Period, or request a refund of the total amount contributed during such Offering Period. A Participant may request a refund of all, but not less than all, of his contributions prior to the end of any specific Offering Period, in which case he would cease to be a Participant in that Offering. If a Participant's employment is terminated prior to the end of a specific Offering Period, he will not be able to continue participation in that Offering, and contributions with respect to that Offering will be automatically refunded.

     The Administrator may establish and adopt uniform rules and forms relating to how and when elections, contributions, withdrawals and refunds may be made by or paid to Participants. All employees granted
Section 423 Options under the Employee Stock Purchase Plan shall have the same rights and privileges as required by Section 423(b)(5) of the Code.

     (f) Purchase of Stock. Common Stock shall be purchased automatically for Participants using their accumulated contributions to the maximum possible extent at the end of any specific Offering Period. Participants must be Employees at the end of a specific Offering Period to purchase Common Stock in the Offering.

     (g) Reporting Person Restrictions and Limitations. Notwithstanding any provision contained in this Section 7 to the contrary, the terms of this Section 7(g) shall apply to any Section 423 Options granted to any Reporting Person.

          (1) Refunds. If a Reporting Person who is a Participant in the Employee Stock Purchase Plan requests a refund pursuant to
     Section 7(e), such Participant must cease further purchases in the Employee Stock Purchase Plan for six (6) months, or the Common Stock so distributed must be held by such Participant six (6) months prior to disposition, unless otherwise permitted under Rule 16b-3(d)(2)(i)(B).

          (2) Termination of Participation. If a Reporting Person who is a Participant in the Employee Stock Purchase Plan ceases participation in the Employee Stock Purchase Plan, such Participant may not participate again for at least six (6) months.

8.   OTHER BENEFITS.

     A Disinterested Administrator may award Common Stock or the right to acquire Common Stock to any Employee upon such terms and conditions as such Disinterested Administrator in its

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
discretion shall determine. Such awards may consist of any single Benefit, or a combination of the Benefits, described in the preceding sections (in addition to the award of any such Benefits pursuant to the terms, conditions and formulae contained in such preceding sections), or any other right to acquire Common Stock (including, without limitation, options granted in the form of "Incentive Stock Options" which are intended to qualify as incentive stock options within the meaning of
Section 422A of the Code or stock appreciation rights), and may be subject to any conditions such Disinterested Administrator may prescribe, such as a right of first refusal by the Company to repurchase the shares; provided, however, that any Benefit awarded in accordance with the provisions of the Plan which grants the right to purchase shares of Common Stock, except any Benefit which is subject to restrictions that in the aggregate would amount to a substantial risk of forfeiture for purposes of Section 83 of the Code, shall require that the price at which the Participant may purchase such shares shall be at least 85% of the Market Value of such shares as determined by such Disinterested Administrator at the time such benefit is awarded.

     The Administrator may make any type of awards that can be made by a Disinterested Administrator; provided, unless the Plan is amended as provided below, such awards are made only to Employees who are not Reporting Persons. The Board of Directors may amend the Plan, from time to time as provided or limited herein, (i) to change any terms, conditions or formulae pursuant to which an award of Benefits as described in the preceding sections may be awarded (either increasing or decreasing the amount of such awards); provided, such changes comply with Rule 16b-3 and/or (ii) to provide terms, conditions and a formula (complying with Rule 16b-3) pursuant to which any right to acquire Common Stock (including, without limitation, Incentive Stock Options and stock appreciation rights) may be awarded, in addition to the Benefits described in the preceding sections. If any such amendments are made, the awards of Benefits authorized by such amendments may be administered by the Administrator.

9.   SHARES SUBJECT TO PLAN.

     Subject to the provisions of Section 10 (relating to adjustment for changes in capital stock), the maximum number of shares that may be issued under the Plan (including shares to be issued under the Employee Stock Purchase Plan) shall not exceed in the aggregate twenty-six million three hundred twenty-eight thousand one hundred and twenty-five (26,328,125) shares of Common Stock of the Company. Such shares may be unissued shares or treasury shares.

     If there is a lapse, expiration, termination or cancellation of any Benefit without the issuance of shares, or if shares are issued in connection with any Benefit and later are reacquired by the Company pursuant to rights reserved on issuance, the shares subject to or reserved for such Benefit may again be used in connection with the grant of any of the Benefits described in this Plan; provided, that in no event may the number of shares of Common Stock issued under this Plan exceed twenty-six million three hundred twenty-eight thousand one hundred and twenty-five (26,328,125), subject to adjustment as described in Section 10.

10.  ADJUSTMENT UPON CHANGES IN STOCK.

     If any change is made in the shares of Common Stock of the Company by reason of any merger, consolidation, reorganization, recapitalization, stock dividend, split up, combination of

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shares, exchange of shares, change in corporate structure, or otherwise, appropriate adjustments shall be made by the Administrator to: (i) the kind and maximum number of shares subject to the Plan, (ii) the kind and number of shares and price per share of stock subject to each outstanding Benefit, (iii) the number of Offered Shares referred to in
Section 7(b) and (iv) any other amount herein which is so indicated.
Any increase in the shares, or the right to acquire shares, as the result of such an adjustment shall be subject to the same terms and conditions that apply to the Benefit for which such increase was received. No fractional shares of Common Stock shall be issued under the Plan on account of any such adjustment, and rights to shares always shall be limited after such an adjustment to the lower full share.

11.  AMENDMENT OF THE PLAN.

     Except as provided below, the Board of Directors of the Company may at any time amend the Plan (including the provisions of the Employee Stock Purchase Plan); provided, the Board may not, without approval (within twelve months before or after the date of such change) of such number of the stockholders as may be required by either federal income tax or securities law for any particular amendment: (a) increase the maximum number of shares of Common Stock in the aggregate which may be issued under the Plan, except as may be permitted under the adjustment provisions of Section 10, or (b) adopt any other amendment for which shareholder approval is required by federal income tax or securities laws. The Board of Directors may not alter or impair any Benefit previously granted under the Plan without the consent of the person to whom the Benefit was granted.

     If required to qualify the Plan under Rule 16b-3, no amendment to the Plan shall be made more than once every six months that would change the amount, price or timing of any Benefits awarded by the terms of any formula contained in the Plan, other than to comport with changes in the Code, the Employment Retirement Income Security Act of 1974 (as amended), or the rules thereunder.

12.  TERMINATION OF THE PLAN.

     The Plan shall continue in force until it is terminated by the Board of Directors. The Board of Directors may terminate or suspend the Plan (including the Employee Stock Purchase Plan) at any time. No Benefit shall be awarded after termination of the Plan. Rights and obligations under a Benefit awarded while the Plan is in effect shall not be altered or impaired by termination or suspension of the Plan except by consent of the person to whom the Benefit was awarded.

13.  WITHHOLDING TAX.

     The Company shall have the right to withhold with respect to any payments made to Participants under the Plan any taxes required by law to be withheld because of such payments.

14.  RULES OF CONSTRUCTION.

     The terms of the Plan shall be construed in accordance with the laws of the State of Missouri; provided, that the terms of the Plan as they relate to Incentive Stock Options shall be construed first in accordance with the meaning under and in a manner that will result in the Plan

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satisfying the requirements of the provisions of the Code governing incentive stock options; provided, further, that the terms of Section 7 of the Plan shall be construed first in accordance with the meaning under, and in a manner that will result in the Employee Stock Purchase Plan satisfying the requirements of, the Code governing such plans. The Plan is intended to qualify under Rule 16b-3 and shall be interpreted and administered in a manner consistent with such intention. Unless otherwise expressly provided, any calculation required by any provision of the Plan shall be rounded down to the nearest whole number. Any word contained in the text of the Plan shall be read in the singular or plural or as masculine, feminine or neuter as may be applicable or permissible in the particular context.

15.  NONTRANSFERABILITY.

     Each Option or similar right (including a Stock Appreciation
Right) granted under this Plan shall not be transferable other than by will or by the laws of descent and distribution, and shall be exercisable during the holder's lifetime only by the holder or the holder's guardian or legal representative.

16.  EFFECTIVE DATE.

     The Plan originally became effective as of April 21, 1988. The Plan as currently revised and restated shall become effective on the date stated on the first page hereof.

                            CERTIFICATION

     The undersigned hereby certifies that the foregoing A.G. Edwards, Inc. 1988 Incentive Stock Plan (as amended and restated) is restated in a form that reflects separate amendments thereto duly adopted by the Board of Directors of A.G. Edwards, Inc. on February 24, 1995, and by the stockholders of A.G. Edwards, Inc. on June 22, 1995.

     IN WITNESS WHEREOF, the undersigned has executed this Certification this 5th day of July, 1995.




                            /s/ Douglas L. Kelly
                            ------------------------------------------
                            Douglas L. Kelly, Secretary


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                                   APPENDIX


     Page 16 of the printed Proxy contains a Performance Graph. The information contained in the graph appears in the table immediately following the graph.